As filed with the SEC on February 14, 2003           Registration No:  333-01031

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 8

                                ________________

                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2
                              (Exact Name of Trust)

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                               (Name of Depositor)

                                Prudential Plaza
                         Newark, New Jersey 07102-37777
                                 (973) 802-7333
               (Address and telephone number of executive offices)

                               CLIFFORD E. KIRSCH
                        VICE PRESIDENT, CORPORATE COUNSEL
                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                     (Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate space):

[_]   immediately upon filing pursuant to paragraph (b) of Rule 485

[_]   on ______________ pursuant to paragraph (b) of Rule 485

[X]   60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]   on May 1, 2003 pursuant to paragraph (a)(1) of Rule 485

[_] This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment

                          GROUP VARIABLE UNIVERSAL LIFE

                                   Prospectus

                                   May 1, 2003

                   The Prudential Insurance Company of America
                                751 Broad Street
                          Newark, New Jersey 07102-3777
                            Telephone (800) 562-9874

ADDITIONAL INFORMATION ABOUT GROUP VARIABLE UNIVERSAL LIFE CAN BE FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), WHICH CAN BE OBTAINED BY CALLING OUR CUSTOMER SERVICE CENTER TOLL FREE AT 1-800-562-9874.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES, NOR DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                                                 (Prudential Financial and logo)

                               PROSPECTUS CONTENTS

SUMMARY OF CHARGES AND EXPENSES..........................................................................................5

   EXPENSES OTHER THAN PORTFOLIO EXPENSES................................................................................5
   WHEN CHARGE IS DEDUCTED...............................................................................................6
   AMOUNT DEDUCTED.......................................................................................................6
   DEDUCTIONS FROM PORTFOLIOS............................................................................................7

SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS............................................................................7

   BRIEF DESCRIPTION OF GROUP VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT.................................................7
   THE DEATH BENEFIT.....................................................................................................7
   THE CERTIFICATE FUND..................................................................................................7
   PREMIUM PAYMENTS......................................................................................................8
   ALLOCATION OF PREMIUMS AND INVESTMENT CHOICES.........................................................................8
   TRANSFERS AMONG INVESTMENT OPTIONS....................................................................................8
   DOLLAR COST AVERAGING.................................................................................................8
   SURRENDERS............................................................................................................9
   WITHDRAWALS FROM THE CERTIFICATE FUND.................................................................................9
   LOANS.................................................................................................................9
   CANCELING YOUR CERTIFICATE............................................................................................9

SUMMARY OF CONTRACT RISKS................................................................................................9

   CONTRACT VALUES ARE NOT GUARANTEED....................................................................................9
   CONTRACT LAPSE.......................................................................................................10
   RISKS OF TAKING WITHDRAWALS..........................................................................................10
   RISKS OF TAKING A LOAN...............................................................................................10
   EFFECT OF PREMIUM PAYMENTS ON TAX STATUS.............................................................................10
   REPLACING YOUR LIFE INSURANCE........................................................................................11

RISK / BENEFIT SUMMARY: PORTFOLIO COMPANY RISKS.........................................................................11

   RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS................................................................11
   LEARN MORE ABOUT THE FUNDS...........................................................................................11

GENERAL DESCRIPTION OF REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES...................................................11

   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA..........................................................................11
   THE SEPARATE ACCOUNT.................................................................................................12
   THE FUNDS............................................................................................................12
   VOTING RIGHTS........................................................................................................12
   SUBSTITUTION OF FUND SHARES..........................................................................................13
   THE FIXED ACCOUNT....................................................................................................13

CHARGES AND EXPENSES....................................................................................................14

   CHARGE FOR SALES EXPENSES............................................................................................14
   CHARGE FOR TAXES ATTRIBUTABLE TO PREMIUMS............................................................................14
   CHARGE FOR PROCESSING PREMIUMS.......................................................................................14
   SURRENDER CHARGE.....................................................................................................15
   WITHDRAWAL/PARTIAL SURRENDER CHARGE..................................................................................15
   LOAN CHARGES.........................................................................................................15
   REDUCTION OF CHARGES.................................................................................................15
   CHARGE FOR THE COST OF INSURANCE.....................................................................................15
   MONTHLY DEDUCTIONS FROM THE CERTIFICATE FUND.........................................................................17
   DAILY DEDUCTION FROM THE SEPARATE ACCOUNT............................................................................18
   CHARGE FOR EXPENSES INCURRED BY THE FUNDS............................................................................18

GENERAL DESCRIPTION OF CONTRACTS........................................................................................19

   THE GROUP CONTRACT...................................................................................................19
   THE CERTIFICATE HOLDER...............................................................................................19
   APPLICANT OWNER PROVISION............................................................................................19
   HOW PRUDENTIAL INSURANCE ISSUES CERTIFICATES.........................................................................20
   MAXIMUM AGE..........................................................................................................20
   A "FREE LOOK" PERIOD.................................................................................................20
   TRANSFERS............................................................................................................21
   CHANGING THE ALLOCATION OF FUTURE PREMIUM PAYMENTS...................................................................21
   DOLLAR COST AVERAGING................................................................................................22
   TERMINATION OF A GROUP CONTRACTHOLDER'S PARTICIPATION................................................................22

   PARTICIPANTS WHO ARE NO LONGER ELIGIBLE GROUP MEMBERS................................................................22
   OPTIONS ON TERMINATION OF COVERAGE...................................................................................23
   CONVERSION...........................................................................................................23
   PAID-UP COVERAGE.....................................................................................................23
   PAYMENT OF CASH SURRENDER VALUE......................................................................................24
   OTHER GENERAL CONTRACT PROVISIONS....................................................................................24
      Assignment........................................................................................................24
      Experience Credits................................................................................................24
      Suicide Exclusion.................................................................................................24
      Incontestability..................................................................................................24
      Misstatement of Age...............................................................................................25
   ADDITIONAL INSURANCE BENEFITS........................................................................................25
      Accelerated Death Benefit (sometimes referred to as Prudential Insurance's Living Benefit Option).................25
      Accidental Death And Dismemberment Benefit........................................................................25
      Extended Death Protection During Total Disability (also referred to as Waiver of Cost of Insurance
      Charges/Premium)..................................................................................................25
      Dependent Life Benefits...........................................................................................25
      Seat Belt Coverage (also referred to as Accidental Motor Vehicle Death Coverage)..................................26
   PROCEDURES...........................................................................................................26
      Telephone and Electronic Transactions.............................................................................26
      When Prudential Insurance Reconciles Financial Transactions.......................................................26
   WHEN PROCEEDS ARE PAID...............................................................................................26

PREMIUMS................................................................................................................27

   ROUTINE PREMIUM PAYMENTS.............................................................................................27
   ADDITIONAL PREMIUM PAYMENTS..........................................................................................27
   HOW YOU WILL PAY PREMIUMS............................................................................................27
   DEDUCTING PREMIUMS FROM YOUR PAYCHECK................................................................................27
   EFFECT OF PREMIUM PAYMENTS ON TAX STATUS.............................................................................27
   EFFECTIVE DATE OF INSURANCE..........................................................................................27
   HOW PRUDENTIAL INSURANCE WILL DEPOSIT AND INVEST PREMIUM PAYMENTS....................................................28

DEATH BENEFIT AND CONTRACT VALUES.......................................................................................28

   WHEN THE DEATH BENEFIT IS PAYABLE....................................................................................28
   AMOUNT OF THE DEATH BENEFIT..........................................................................................28
   ADJUSTMENT IN THE DEATH BENEFIT......................................................................................28
   HOW YOUR BENEFICIARY MAY RECEIVE THE DEATH BENEFIT...................................................................29
   MODES OF SETTLEMENT..................................................................................................30
   CHANGES IN FACE AMOUNT OF INSURANCE..................................................................................30
      Increases in the Face Amount......................................................................................31
      Decreases in the Face Amount......................................................................................31

SURRENDERS, PARTIAL SURRENDERS/WITHDRAWALS..............................................................................31

   FULL SURRENDERS......................................................................................................31
   CASH SURRENDER VALUE.................................................................................................32
   PARTIAL SURRENDERS/WITHDRAWALS.......................................................................................32

LOANS...................................................................................................................32

LAPSE...................................................................................................................34

   HOW YOU CAN STOP YOUR INSURANCE FROM LAPSING.........................................................................34

REINSTATEMENT...........................................................................................................34

TAX TREATMENT OF CERTIFICATE BENEFITS...................................................................................35

   TREATMENT AS LIFE INSURANCE AND INVESTOR CONTROL.....................................................................35
   PRE-DEATH DISTRIBUTIONS..............................................................................................35
      Certificates Not Classified As Modified Endowment Contracts.......................................................35
      Modified Endowment Contracts......................................................................................36
   TREATMENT AS GROUP TERM LIFE INSURANCE...............................................................................36
   WITHHOLDING..........................................................................................................36
   OTHER TAX CONSIDERATIONS.............................................................................................36
   FEDERAL INCOME TAX STATUS OF AMOUNTS RECEIVED UNDER THE CERTIFICATE..................................................37
   LEGAL PROCEEDINGS....................................................................................................37
   FINANCIAL STATEMENTS.................................................................................................37
   STATEMENT OF ADDITIONAL INFORMATION..................................................................................37

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
GROUP VARIABLE UNIVERSAL LIFE INSURANCE

This document is a prospectus. It tells you about GROUP VARIABLE UNIVERSAL LIFE INSURANCE contracts offered by The Prudential Insurance Company of America ("Prudential Insurance," "we," "our," or "us") for insurance programs that are sponsored by groups.

We will give a Certificate to each Eligible Group Member or Applicant Owner who buys (or owns) coverage under a Group Contract. We will refer to each person who buys coverage as a "Participant." When we use the terms "you" or "your," we mean a Participant. Certain Group Contracts may also permit a Participant to apply for separate insurance coverage for his or her dependents.

We have tried to make this prospectus easy to understand. Still, the meaning of some terms is special because these terms describe concepts used mostly in insurance contracts. To help you understand what these terms mean, we added a Definitions Of Special Terms section on page [].

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

The Group Contracts and Certificates provide life insurance protection with flexible premium payments, a choice of underlying variable investment options and a Fixed Account. The Death Benefit and Cash Surrender Value will change daily, depending on the performance of the investment options you select.

The Prudential Variable Contract Account GI-2 (called the "Separate Account") has 136 variable investment options, including the Prudential Series Fund, Inc. We call each investment option a "Subaccount." We will invest the assets of each Subaccount in The Prudential Series Fund, Inc. (called the "Series Fund") or in the other mutual fund portfolios. When we refer to "Funds" in this prospectus, we mean all or any of these Subaccounts. We may use "Investment Option," "Subaccount" or "Fund" interchangeably when referring to a variable investment option.

We will permit each Group Contractholder to choose up to 20 of these Funds. The Series Fund Money Market Portfolio must be one of the selected Funds. Generally, half of the Funds selected by the Group Contractholder must be from the Series Fund. The Fixed Account is also available in addition to the 20 funds selected by a Group Contractholder. (The Fixed Account is an investment option for which Prudential Insurance guarantees that the effective annual interest rate will be at least 4%.)

You may then choose investment options from among the Funds selected by your Group Contractholder. You may also choose to invest in the Fixed Account (The Fixed Account may also be referred to as an "investment option.") You may choose to make additional premium contributions and have those funds directed to the investment options you select. Once you select the investment options you want, Prudential Insurance will direct your additional premium contributions to the Subaccounts associated with those Funds and/or to the Fixed Account.

We describe the Funds chosen by your Group Contractholder briefly in the section called "The Funds" that appears in the accompanying Supplement for your Group. We will provide you with a prospectus for each Fund selected by your Group Contractholder. The Fund prospectuses provide detailed information about the objectives and policies for each Fund, as well as the risks of investing in each Fund.

YOU SHOULD READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. THIS DOCUMENT WILL BE FOLLOWED BY PROSPECTUSES FOR EACH OF THE FUNDS THAT WILL BE AVAILABLE TO YOU UNDER YOUR GROUP PROGRAM. YOU MAY ALSO REQUEST A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, WHICH PROVIDES ADDITIONAL DETAILS ABOUT YOUR COVERAGE. FOR SOME GROUP CONTRACTS, THIS PROSPECTUS WILL BE ACCOMPANIED BY A SUPPLEMENT THAT DESCRIBES THE UNIQUE FEATURES OF THE PARTICULAR GROUP CONTRACT AND CERTIFICATES. FOR THOSE GROUP CONTRACTS, THE PROSPECTUS AND THE SUPPLEMENT TOGETHER PROVIDE ALL THE INFORMATION YOU NEED TO KNOW ABOUT GROUP VARIABLE UNIVERSAL LIFE INSURANCE, AND YOU SHOULD READ THEM TOGETHER.

                         SUMMARY OF CHARGES AND EXPENSES

Expenses Other Than Portfolio Expenses

The following tables describe the maximum fees and expenses that you may pay when buying, owning, and surrendering the Certificate. A detailed explanation of these fees and expenses can be found in the "Charges and Expenses" section beginning on page []. The first table describes the maximum fees and expenses that you may pay at the time that you buy the Certificate, surrender the Certificate, or make transfers between investment options.

---------------------------------------------------------------------------------------------------------------------------
                                                     Transaction Fees
---------------------------------------------------------------------------------------------------------------------------
Charge                                     When Charge is Deducted                  Maximum Amount Deducted*
---------------------------------------------------------------------------------------------------------------------------
Sales Charge Imposed on Premiums           This charge is deducted from each        3.5% of each premium payment.
(Charge for Sales Expenses)                premium when the premium is paid.
(Load)

---------------------------------------------------------------------------------------------------------------------------
Charge for Taxes Attributable              This charge is deducted from each        Currently, the amount deducted ranges
to Premiums (1)                            premium when the premium is paid.        from 1.92% to 2.60% of each premium
                                                                                    payment.
---------------------------------------------------------------------------------------------------------------------------
Processing Charge                          This charge is deducted from each        $2 from each premium payment.
                                           premium when the premium is paid.
---------------------------------------------------------------------------------------------------------------------------
Deferred Sales Charge (Load)               This charge is assessed on a full        The lesser of $20 or 2% of the
                                           Surrender of a Certificate.              amount surrendered.

---------------------------------------------------------------------------------------------------------------------------
Other Surrender Fees                       This charge is assessed on a             The lesser of $20 or 2% of the
                                           Withdrawal (Partial Surrender).          amount withdrawn.

---------------------------------------------------------------------------------------------------------------------------
Transfer Charges                           This charge is assessed when transfers   $20 per transfer after the twelfth.
                                           between investment options exceed 12
                                           in a Certificate Year.
---------------------------------------------------------------------------------------------------------------------------
Loan Transaction Charge                    This charge is assessed when a loan is   $20
                                           processed.
---------------------------------------------------------------------------------------------------------------------------
Loan Interest                              This charge is assessed annually.        The Loan Account crediting rate plus
                                                                                    2.0%
---------------------------------------------------------------------------------------------------------------------------

*The current charge may be less

----------

(1) For these purposes, "taxes attributable to premiums" shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential Insurance. In some states, this is called a premium based administrative charge. Currently the maximum amount deducted is 2.60% of each premium payment. However, this maximum amount is subject to change, based on state, local and federal tax rates.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds' fees and expenses.

------------------------------------------------------------------------------------------------------------------------------

                                  Periodic Charges Other Than The Funds' Operating Expenses

------------------------------------------------------------------------------------------------------------------------------
Charge                                         When Charge is Deducted    Amount Deducted
------------------------------------------------------------------------------------------------------------------------------
Cost of Insurance(2):
------------------------------------------------------------------------------------------------------------------------------
        Minimum and Maximum                    This charge is             The guaranteed maximum COI rate is 150% of 1980
        Charge                                 deducted monthly.          CSO.
                                                                          There is no guaranteed minimum rate.
------------------------------------------------------------------------------------------------------------------------------
        Charge for a                           This charge is             The highest current charge per thousand is $42,
        Representative                         deducted monthly.          and applies to insureds above age 95 under certain
        Certificate Owner                                                 group insurance contracts.  The lowest current
                                                                          rate per thousand is $.03, and applies to insureds
                                                                          under age 30 under certain group insurance
                                                                          contracts.

------------------------------------------------------------------------------------------------------------------------------
Additional Insurance Benefits(3):
------------------------------------------------------------------------------------------------------------------------------
        Spouse Term Insurance                  This charge is             The highest rate per thousand currently offered
                                               deducted monthly.          for this benefit is $16.31 and applies to spouses
                                                                          age 95 and over.
                                                                          The lowest rate per thousand currently offered for
                                                                          this benefit is $0.05, and applies to spouses
                                                                          under age 30.
                                                                          Some group contracts offer spouse term insurance
                                                                          and child term insurance at a combined rate.
------------------------------------------------------------------------------------------------------------------------------
        Child Term Insurance                   This charge is             The highest rate per thousand currently offered
                                               deducted monthly.          for this benefit is $0.12.
                                                                          The lowest rate per thousand currently offered for
                                                                          this benefit is $0.06.
                                                                          Some group contracts offer spouse term insurance
                                                                          and child term insurance at a combined rate.
------------------------------------------------------------------------------------------------------------------------------
        AD&D on employee's life                This charge is             A sample rate per thousand currently offered for
                                               deducted monthly.          this coverage is $0.02. Generally, one rate is
                                                                          payable at all ages for a given group of insureds.
------------------------------------------------------------------------------------------------------------------------------
        AD&D on Spouse's life                  This charge is             A sample rate per thousand currently offered for
                                               deducted monthly.          this coverage is $0.032. Generally, one rate is
                                                                          payable at all ages for a given group of insureds.
------------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk Fees                This charge is             A maximum of 0.90% of the amount of assets in the
                                               deducted daily.            variable investment options.
------------------------------------------------------------------------------------------------------------------------------
Charge for Administrative Expenses             This charge is             A maximum of $6.00
                                               deducted monthly.
------------------------------------------------------------------------------------------------------------------------------

----------
(2) The Cost of Insurance ("COI") charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

(3) These benefits may not be available to some groups.

Deductions From Portfolios

The next table describes the Funds' fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by any of the Funds, expressed as a percentage of average assets during the year. More detail concerning each Fund's fees and expenses is contained in the Prospectus for each Fund.

-----------------------------------------------------------------------------------------------------------------------------
                       Total Annual Fund Operation Expenses                                Minimum              Maximum

(expenses that are deducted from the Fund's assets, including management fees, distribution [and/or service] (12b-1) fees, and other expenses)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                            0.39%                3.45%
-----------------------------------------------------------------------------------------------------------------------------

                  SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS

Brief Description of Group Variable Universal Life Insurance Contract

A Group Variable Universal Life Insurance contract is an insurance contract issued by Prudential Insurance to the group that sponsors the Group Variable Universal Life Insurance program. Group Variable Universal Life is a variable insurance product that offers life insurance protection together with investment opportunity through variable investment options and the Fixed Account.

A Group Variable Universal Life Insurance policy is a flexible form of life insurance. It has a death benefit and a Certificate Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums. Although the value of your Certificate Fund will increase if there is favorable investment performance in the investment options you select, investment returns in the variable investment options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Certificate Fund will decrease. The risk will be different, depending upon which investment options you choose. You bear the risk of any decrease. The coverage is designed to be flexible to meet your specific life insurance needs. Within certain limits, this type of coverage will provide you with flexibility in determining the amount and timing of your premium payments.

Often, the group that sponsors the Group Variable Universal Life insurance program is an employer. Other groups, such as membership associations, may also sponsor programs.

The Group Contract states all the terms of the agreement between Prudential Insurance and the sponsoring group. It forms the entire agreement between them. Among other things, the Group Contract defines which members of the group are eligible to buy the Group Variable Universal Life Insurance. The Group Contract also says whether or not Eligible Group Members may also buy coverage for their dependents.

We will give a Certificate to each Eligible Group Member who buys coverage under the Group Contract. The Certificate provides for a Death Benefit and a Cash Surrender Value. The Death Benefit and the Cash Surrender Value can change every day. They change based on the performance of the investment options you selected.

The Death Benefit

When you buy Group Variable Universal Life Insurance, you will choose a Face Amount of insurance, based on the amounts available for your group. Prudential Insurance will pay a Death Benefit to the beneficiary when the Covered Person dies. Generally, the Death Benefit is the Face Amount of insurance plus the value of your Certificate Fund on the date of your death, minus any Certificate Debt and outstanding charges. Because the value of the Certificate Fund will vary daily with the performance of the investment options you select, the amount of the Death Benefit will also vary from day to day. But, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any extra benefit, if the covered person's insurance is not in default and there is no Certificate Fund debt or withdrawal. See the Death Benefit section on page [].

The Certificate Fund

The Certificate Fund consists of the Net Premiums that we invest in the investment options you selected. Prudential Insurance will deduct its charges for the insurance from the Certificate Fund. The Certificate Fund value changes daily, reflecting: (i) increases or decreases in the value of the variable investment options you select; (ii) interest credited on any amounts allocated to the Fixed Account; (iii) interest credited on any loan; (iv) the daily charge for mortality and expense risks assessed against the variable investment options; and (v) monthly charges Prudential Insurance deducts for the insurance. The Certificate Fund also changes to reflect the receipt of premiums.

Premium Payments

You will usually be able to decide when to make premium payments and how much each premium payment will be. You just have to make sure that there is enough money in your Certificate Fund (minus Certificate Debt and outstanding charges) to cover each month's charges. If the balance in your Certificate Fund is not enough to pay any month's charges, you must make a premium payment that is enough to bring your Certificate Fund balance above this minimum amount. You must make that payment during the grace period, and if you do not, your coverage will end.

You may choose to make additional premium payments of at least $100 and have those payments directed to the investment options you select.

Allocation of Premiums and Investment Choices

Before your premiums are allocated to your investment choices, we deduct a charge for taxes attributable to premiums (or premium based administrative charges), and for some Group Contracts, a processing charge and a sales charge. The remainder is your Net Premium, which is then invested in the investment options. (See the Charges and Expenses section on page []).

You may choose investment options from among the Funds selected by your Group Contractholder. You choose how to allocate your premium payments among the investment options. You may choose more aggressive Funds or less aggressive Funds, as well as the Fixed Account. What you choose depends on your personal circumstances and your investment objectives and how they may change over time.

If you prefer to reduce the risks that come with investing in the Funds, you can choose to direct some of your premium payments or the amount in your Certificate Fund to the Fixed Account. Prudential Insurance guarantees that the part of your Certificate Fund that is directed to the Fixed Account will earn interest daily at a rate that Prudential Insurance declares periodically. That rate will change from time to time, but it will never be lower than 4%. See The Fixed Account section on page [].

Transfers

You may transfer amounts from one investment option to another. We do not limit the number of transfers between variable investment options, but we may charge for more than 12 transfers in a Certificate Year. We limit the number of times you may transfer amounts out of the Fixed Account to once a year, but we do not limit the number of transfers into the Fixed Account. See Transfers on page [].

Dollar Cost Averaging

Dollar Cost Averaging ( "DCA") lets you systematically transfer specified dollar amounts from the Series Fund Money Market Portfolio to the other available Funds at monthly intervals. The minimum transfer amount is $100. You can request that a designated number of transfers be made under the DCA feature. You may use DCA at any time after your Certificate becomes effective, but to start the DCA feature, you usually have to make a premium payment of at least $1,000 to the Series Fund Money Market Portfolio. See the Dollar Cost Averaging section on page [ ].

Surrenders

You may surrender your insurance and receive its Cash Surrender Value. The Cash Surrender Value is the value of the Certificate Fund at the close of business on the day of the surrender minus any Certificate Debt and any outstanding charges. Under the terms of some Group Contracts, Prudential Insurance is permitted to also deduct a charge for the surrender. A surrender may have tax consequences. See the Surrenders section on page [], and the TAX TREATMENT OF CERTIFICATE BENEFITS section on page [].

Withdrawals from the Certificate Fund

While your Certificate is in effect, you may withdraw part of the Certificate's Cash Surrender Value. You must withdraw at least $200 in any Withdrawal, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month's charges. Some Group Contracts may have a limit on the number of withdrawals you can make in a year. Some Group Contracts may impose a transaction charge for each withdrawal. A withdrawal may have tax consequences. See the PARTIAL SURRENDERS/WITHDRAWALS section on page [], and the TAX TREATMENT OF CERTIFICATE BENEFITS section on page [].

Loans

You may borrow money from your Certificate Fund. The maximum Loan Value, which is the maximum amount you may borrow, is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount. The minimum amount you may borrow at any one time is $200. Under some Group Contracts, we may make a charge of up to $20 for each loan. Depending on the tax status of your Certificate, taking a loan may have tax consequences. There may also be tax consequences if your Certificate lapses or terminates with an outstanding loan. See the LOANS section on page [], and the TAX TREATMENT OF CERTIFICATE BENEFITS section on page [].

Canceling Your Certificate

Generally, you may return your Certificate for a refund within 10 days after you receive it. This 10-day period is known as the "free look" period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential Insurance. If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. [However, if applicable law so requires, you will receive a refund on all premiums paid minus any loans or withdrawals, and plus or minus any change due to investment experience.] This refund amount will be further reduced by applicable federal and state income tax withholding. See the A "FREE LOOK" PERIOD section on page [].

                            SUMMARY OF CONTRACT RISKS

Contract Values Are Not Guaranteed

Your benefits (including life insurance) are not guaranteed. The value of your Certificate Fund will vary with the performance of the investment options you select. There is no guarantee that the variable investment options will meet their investment objectives, so your Death Benefit could go down if the investment options in your Certificate Fund have poor investment performance. Poor investment performance could cause your Certificate to lapse, and you could lose your insurance. If you prefer to reduce the risks that come with investing in the variable options, you can choose to direct some of your premium payments or the amounts in your Certificate Fund to the Fixed Account.

Because the Certificate provides for an accumulation of a Certificate Fund as well as a Death Benefit, you may wish to use it for various financial planning purposes. Purchasing the Certificate for such purposes may involve certain risks. For example, life insurance could play an important role in helping you to meet the future costs of a child's education. The Certificate's Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings. However, if the variable investment options you choose perform poorly, or if you do not pay sufficient premiums, your Certificate may lapse or you may not accumulate the funds you need. Accessing the values in your Certificate through withdrawals and Certificate loans may significantly affect current and future Certificate values or Death Benefit proceeds and may increase the chance that your Certificate will lapse. If your Certificate lapses and you have an outstanding Certificate loan, there may be tax consequences. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page [].

This insurance is designed to provide benefits on a long-term basis. Consequently, you should not purchase the insurance as a short-term investment vehicle. Because of the long-term nature of the insurance, you should consider whether purchasing the insurance is consistent with the purpose for which it is being considered.

Contract Lapse

Each month we determine the value of your Certificate Fund. If the Certificate Fund less any applicable surrender charges is zero or less, the Certificate will end (in insurance terms, it will "lapse"). Your Certificate will also end if the Certificate Debt ever grows to be equal to or more than the Certificate Fund less any outstanding charges. Should this happen, we will notify you of the payment you need to make to prevent your insurance from terminating. We must receive your payment by the later of 61 days after the Monthly Deduction Date, or 30 days after we mailed you the notice. If you do not make the payment, your Certificate will end and have no value. See the Lapse and Reinstatement sections on page []. If you have an outstanding loan when your Certificate lapses, you may have taxable income as a result. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page [].

Risks of Taking Withdrawals

You may withdraw part of your Certificate's Cash Surrender Value, so long as the amount withdrawn exceeds $200. However, you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month's charges. Some Group Contracts have a limit on the number of partial withdrawals you can make in a year, and some Group Contracts may impose a transaction charge (the lesser of $20 or 2% of the amount withdrawn).

You may not repay any amount that you withdraw from the Certificate's Cash Surrender Value, so withdrawals will reduce the amount of your death benefit. Withdrawal of the Cash Surrender Value may have tax consequences. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page [].

Risks of Taking a Loan

Taking a loan from your Certificate may increase the risk that your Certificate will lapse, will have a permanent impact on your Certificate Fund, and will reduce the Death Benefit. If your loan plus accrued interest exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month's charges. If we pay a death claim while a loan is outstanding, we will reduce the Death Benefit by the amount of the loan plus any accrued interest. If you repay a loan by using the Certificate Fund, we will treat the repayment as a partial withdrawal from the Certificate Fund, which may have tax consequences. If you have a loan outstanding when you surrender your Certificate, or when you allow your Certificate to lapse, the amount you borrowed may become taxable. In addition, if your Certificate is classified as a Modified Endowment Contract for tax purposes, taking a loan may be treated as a distribution of income for tax purposes and may have tax consequences. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page [].

Effect of Premium Payments on Tax Status

If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes. Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code. That status could have significant disadvantages from a tax standpoint. We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract. When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment. If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page [].

Replacing Your Life Insurance

You should know that, most times, it is not in your best interest to replace one life insurance policy with another one. When you need additional life insurance, it is usually better for you to add coverage, either by asking for a new policy or by buying additional insurance, than it is for you to replace a policy. In that way, you don't lose benefits under the policy you already have.

If you are thinking about replacing a life insurance policy you already have so that you can obtain Group Variable Universal Life Insurance, you should consider your choices carefully. Compare the costs and benefits of adding coverage to your current policy against the costs and benefits of Group Variable Universal Life Insurance. You should also get advice from a tax advisor.

                 RISK / BENEFIT SUMMARY: PORTFOLIO COMPANY RISKS

You may choose to invest your Certificate's premiums and its earnings in one or more of the available variable investment options. You may also invest in the Fixed Account option. The Fixed Account is the only investment option that offers a guaranteed rate of return. See The Funds section on page [] and The Fixed Account section on page [].

Risks Associated with the Variable Investment Options

Each subaccount invests in the shares of an open-end management investment company registered under the Investment Company Act of 1940 or a separate investment series of an open-end management investment company (each a "Fund"). Each Fund holds its assets separate from the assets of the other Funds, and each Fund has its own investment objective and policies, which are described in the accompanying Fund Prospectuses for the Portfolios. The income, gains and losses of one Fund generally have no effect on the investment performance of any other.

We do not promise that the Funds will meet their investment objectives. Amounts you allocate to the variable investment options may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Funds in which the subaccounts invest. You bear the investment risk that the Funds may not meet their investment objectives. For a detailed discussion of the investment policies, objectives and strategies, and the investment risks associated with each Fund, please read the Fund's current prospectus.

Learn More About the Funds

Before allocating amounts to the variable investment options, you should read the Funds' current prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks.

      GENERAL DESCRIPTION OF REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES

The Prudential Insurance Company of America

The contracts and certificates are issued by The Prudential Insurance Company of America ("Prudential Insurance" or the "Company"), a New Jersey stock life insurance company that has been doing business since 1875. Prudential Insurance is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company, and is located at 751 Broad Street, Newark, New Jersey, 07102. Prudential Financial exercises significant influence over the operations and capital structure of Prudential Insurance. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential Insurance may owe under the contracts.

Prudential Insurance is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions. Prudential Insurance's consolidated financial statements are shown in the Statement of Additional Information and should be considered only as bearing upon Prudential Insurance's ability to meet its obligations under the Group Contracts and the insurance provided thereunder. Prudential Insurance and its affiliates act in a variety of capacities with respect to registered investment companies, including as depositor, adviser, and principal underwriter.

The Separate Account

The Separate Account was established on June 14, 1988 under New Jersey law as a separate investment account. The Separate Account meets the definition of a "separate account" under the federal securities laws. The Separate Account holds assets that are segregated from all of Prudential Insurance's other assets.

The obligations arising under the Group Contracts and the Certificates are general corporate obligations of Prudential Insurance. Prudential Insurance is also the legal owner of the assets in the Separate Account. Prudential Insurance will maintain assets in the Separate Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Separate Account. In addition to these assets, the Separate Account's assets may include funds contributed by Prudential Insurance to commence operation of the Separate Account and may include accumulations of the charges Prudential Insurance makes against the Separate Account. From time to time, these additional assets will be transferred to Prudential Insurance's general account. Before making any such transfer, Prudential Insurance will consider any possible adverse impact the transfer might have on the Separate Account.

Income, gains and losses related to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of Prudential Insurance's other assets. These assets may not be charged with liabilities which arise from any other business Prudential Insurance conducts.

The Separate Account is registered with the Securities and Exchange Commission ("SEC") under the federal securities laws as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes, the Separate Account is treated as a part or division of Prudential Insurance. There are currently 136 Subaccounts within the Separate Account, each of which invests in a corresponding Fund. Prudential Insurance reserves the right to take all actions in connection with the operation of the Separate Account that are permitted by applicable law (including those permitted upon regulatory approval).

The Funds

There are currently 136 variable investment options offered under Group Variable Universal Life. When you choose a variable investment option, we purchase shares of a mutual fund or a separate investment series of a mutual fund that is held as an investment for that option. We hold these shares in the subaccount. Prudential Insurance may add additional variable investment options in the future.

A list of the Funds offered, their respective charges, and their investment advisers, can be found in the Group Variable Universal Life Prospectus Supplement (the "Supplement").

A complete description of the Funds, their objectives and investment strategies can be found in the respective Fund prospectuses, which can be obtained by calling our Customer Service Center at 1-800-562-9874. You should read the Fund prospectuses before you decide to allocate assets to the variable investment option using that Fund. There is no assurance that the investment objectives of the portfolios will be met.

Voting Rights

Prudential Insurance is the legal owner of these shares of the mutual funds associated with the variable investment options. Because we are the owner, we have the right to vote on any matter that shareholders of the Funds vote on. The voting happens at regular and special shareholder meetings. We will (as required by law) vote in accordance with voting instructions we receive from Participants. A Fund may not hold annual shareholder meetings when not required to do so under the laws of the state of its incorporation or under the federal securities laws.

If we do not receive timely voting instructions for Fund shares from Participants, we will vote those shares in the same proportion as shares in the Funds for which we do receive instructions. We will do the same thing for shares held as general account investments of Prudential Insurance. If the federal securities laws change so that Prudential Insurance is allowed to vote on Fund shares in our own right, we may decide to do so.

Generally, you may give us voting instructions on matters that would be changes in fundamental policies of the Funds. You may also give us voting instructions on any matter that requires a vote of the Fund's shareholders. But, if a Fund that you participate in has a vote on approval of the investment advisory agreement or any change in a Fund's fundamental investment policy, you will vote separately by Fund. This practice is dictated by the federal securities laws. Here's how we will determine the number of Fund shares and votes for which you may give instructions:

      o To determine the number of Fund shares, we will divide the part of your Certificate Fund that is derived from participation in a Subaccount by the value of one share in the corresponding portfolio of the applicable Fund.

      o The number of votes will be determined as of the record date chosen by the Board of Directors of the applicable Fund.

We will give you the proper forms and proxies to give your instructions. We reserve the right to change the way in which we calculate the weight we give to voting instructions. We would make such a change to comply with federal regulations.

If we are required by state insurance regulations, we may disregard voting instructions in certain instances. We may disregard instructions if: (1) the instructions would require shares to be voted in a way that would cause a change in the sub-classification or investment objectives of one or more of the Funds' portfolios, or (2) the instruction would approve or disapprove an investment advisory contract for a Fund. Also, Prudential Insurance itself may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds' portfolios, provided that Prudential Insurance reasonably disapproves such changes in accordance with applicable federal regulations. If Prudential Insurance does disregard voting instructions, we will tell you that we did and our reasons for it in the next annual or semi-annual report to Participants.

Substitution of Fund Shares

If Prudential Insurance's management thinks that an available portfolio of the Funds becomes unsuitable for investment by Participants, we may substitute the shares of another portfolio or of an entirely different mutual fund. Our management might find a portfolio to be unsuitable because of investment policy changes, tax law changes or considerations, the unavailability of shares for investment or other reasons, including our discretion. Before Prudential Insurance can substitute shares, the SEC, and possibly one or more state insurance departments, must approve the substitution. We would notify Group Contractholders and Participants in advance if we were to make such a substitution.

The Fixed Account

You may invest all or part of your Certificate Fund in the Fixed Account. The amount invested in the Fixed Account becomes part of Prudential Insurance's general assets, commonly referred to as the general account. The general account consists of all assets owned by Prudential Insurance other than those in the Separate Account and other separate accounts that have been or may be established by Prudential Insurance. Subject to applicable law, Prudential Insurance has sole discretion over the investment of the general account assets, and Certificate owners do not share in the investment experience of those assets.

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential Insurance declares periodically. This rate will not be less than an effective annual rate of 4%. Prudential Insurance may in its sole discretion declare a higher rate, though we are not obligated to do so. At least annually and anytime you ask, we will tell you what interest rate currently applies. Under some Group Contracts, Prudential Insurance may determine interest rates based on the contract year we receive the premium payments.

Because of exemptive and exclusionary provisions, Prudential Insurance has not registered the Fixed Account or the general account under the federal securities laws. Prudential Insurance has been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Account. Disclosures concerning the Fixed Account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy of statements made in a prospectus.

We strictly limit your right to make transfers out of the Fixed Account. See the Transfers section on page []. Prudential Insurance has the right to delay payment of any Cash Surrender Value attributable to the Fixed Account for up to 6 months. See the When Proceeds Are Paid section on page [].

                              CHARGES AND EXPENSES

We deduct certain charges from each premium payment that you make and from the amounts that are held in each investment option. These charges compensate us for insurance costs, risks and expenses. For a Certificate that is in effect, Prudential Insurance reserves the right to increase the charges that we currently make, but we currently have no intention to do so. We will not, in any case, increase charges above the maximum charges described below. You should refer to your Certificate and to the Supplement applicable to your Group to learn what charges apply to you.

Charge For Sales Expenses

We may deduct a charge to pay part of the costs we incur in selling the Group Contract and Certificates. These costs include commissions, advertising, and publishing prospectuses and sales literature. The maximum sales charge is 3.5% of each premium payment. We will deduct the charge from each premium payment you make before we invest the payment in the investment options you selected. We may reduce or eliminate this charge under certain Group Contracts. See the Reduction Of Charges section on page [].

Charge For Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive. This charge is currently made up of two parts:

      o The first part is for state and local premium taxes. Currently, it ranges from 1.57% to 2.25% of the premium Prudential Insurance receives. This is Prudential Insurance's estimate of the average burden of state taxes generally. Tax rates vary from jurisdiction to jurisdiction and currently, generally range from 1.57% to 2.25%. (In some states, this charge is called a premium-based administrative charge.)

      o The second part is for the federal income taxes measured by premiums. Currently, it is 0.35% of premiums received by Prudential Insurance. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from a 1990 change in the Internal Revenue Code. This charge is intended to recover this increased tax.

We will deduct these charges from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Separate Account. These are taxes other than those described above. Currently, we do not deduct any charge to cover these additional taxes.

Charge For Processing Premiums

We may deduct up to $2 to cover the costs of collecting and processing premiums. We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may reduce or eliminate this charge under certain Group Contracts. See the Reduction Of Charges section on page [].

Surrender Charge

You may surrender your Certificate for its Cash Surrender Value at any time. If you do, your insurance coverage will end. Prudential Insurance will calculate the Cash Surrender Value as of the Business Day on which we receive your request form in good order. Under certain Group Contracts, Prudential Insurance may charge a transaction charge for the surrender of a Certificate. This charge may be up to the lesser of $20 or 2% of the amount that you receive.

Withdrawal/Partial Surrender Charge

Under some Group Contracts, a transaction charge may be imposed for each withdrawal. The charge can be up to the lesser of $20 or 2% of the amount you withdraw. We will deduct the transaction charge from the amount you withdraw.

Loan Charges

Under certain Group Contracts, Prudential Insurance may charge up to $20 for each loan. The charge will be added to the principal amount of your loan.

Reduction of Charges

Prudential Insurance may reduce or waive the charge for sales expenses, the charge for processing premiums, or other charges under certain Group Contracts where we expect that the Group Contract will involve reduced sales or administrative expenses. In deciding whether to reduce such charges, and by how much, we consider the following factors:

      o     The size of the group;

      o     The total amount of premium payments we expect to receive;

      o     How long Participants will hold their Certificates;

      o The purpose for which the Group Contractholder bought the Group Contract and whether that purpose makes it likely that expenses will go down; and

      o Any other circumstances Prudential Insurance believes to be relevant in determining whether sales or administrative expenses will go down.

In some cases, we may guarantee the reduction or waivers of charges in the Group Contract. In other cases, we may decide to discontinue the reductions or waivers. Prudential Insurance's reductions and waivers of charges will not be unfairly discriminatory to the interests of any individual Participants.

Charge For The Cost Of Insurance

Each month, we will deduct from your Certificate Fund a charge for the cost of your insurance (a "COI" charge). We will take the charge from each investment option you selected, in the same proportion that the value of your Certificate Fund is invested. To calculate the cost of insurance charge, we multiply:

            -     your Certificate's "net amount at risk" by

            -     the "cost of insurance rate" for the Covered Person.

"Net amount at risk" means the amount by which your Certificate's Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

The "cost of insurance rate" is based on many factors, including:

      o     the Covered Person's age;

      o the Covered Person's rate class (such as classes for smokers and non-smokers, or for active employees and retired employees);

      o     the life expectancy of the people covered under your Group Contract;

      o whether the Group Contractholder elected to buy any of the additional insurance benefits shown in the Additional Insurance Benefits section on page [];

      o     whether or not the Certificate is provided on a Portable basis; and

      o     the expected expenses.

The cost of insurance rate will generally increase as the Covered Person ages. The cost of insurance charges are generally lower than the 1980 CSO Table.

We may adjust the actual cost of insurance rates from time to time. The changes in cost of insurance rates for each Group Contractholder are based on many factors, including:

      o     the number of Certificates in effect;

      o     the number of new Certificates issued;

      o     the number of Certificates surrendered or becoming Portable;

      o the expected claims (death benefits, accelerated death benefits and surrenders);

      o the expected cost of any additional insurance benefits that the Group Contractholder elected to buy;

      o     the expected expenses; and

      o     the level of administrative services provided to the Group
            Contractholder.

In addition to the list above, the past claims, expenses and the costs of additional insurance benefits, if any, of the group are reviewed since they are an important factor in calculating the expected claims, expenses and costs. However, we are prohibited by state insurance law from recovering past losses.

If we change the cost of insurance rates, we will change them the same way for all persons of the same age, rate class and group. We will not change them to be higher than the guaranteed cost of insurance rates shown in your Certificate. The guaranteed maximum rates may be up to 150% of the 1980 CSO Table. The guaranteed rates are based on many factors, including:

      o     guaranteed issue procedures, if any;

      o simplified underwriting that may not require a medical exam, blood tests or urine tests;

      o     groups with substandard risks characteristics; and

      o the expected maximum cost of any additional insurance benefits that the Group Contractholder elected to buy.

Generally, we will deduct the COI charge on the Monthly Deduction Date. Under some Group Contracts, we may deduct the charge when we receive the premium payments from the Group Contractholder. But generally, we will deduct them within 45 days of the Monthly Deduction Date.

COI Rates: The highest current charge per thousand is $42, and applies to insureds above age 95 under certain group insurance contracts. The lowest rate per thousand is $.03, and applies to insureds under age 30 under certain group insurance contracts.

The following table provides sample per thousand charges:

    -----------------------------------------------------------------------
    Insured's Age                  Monthly Cost of Insurance Rate per $1000
    -----------------------------------------------------------------------
    35                             $.08
    -----------------------------------------------------------------------
    45                             $.165
    -----------------------------------------------------------------------
    55                             $.42
    -----------------------------------------------------------------------
    65                             $1.155
    -----------------------------------------------------------------------

The actual rates charged will vary by characteristics of the group, expected claims, the expected expenses, and other factors.

Monthly Deductions From The Certificate Fund

In addition to the Cost of Insurance Charge described on page [ ], Prudential Insurance will deduct the following charges from your Certificate Fund each month. We will take the charges from each investment option you have selected, in the same proportion that the value of your Certificate Fund is invested.

Generally, we will deduct these charges on the Monthly Deduction Date. Under some Group Contracts, we may deduct them when we receive the premium payments from the Group Contractholder. But generally, we will deduct them within 45 days of the Monthly Deduction Date.

1. Charge For Additional Insurance Benefits: The Additional Insurance Benefits section on page [] tells you about benefits that you may be able to buy in addition to the Group Variable Universal Life Insurance and the additional insurance benefits that the Group Contractholder elected to buy. We will deduct a separate charge from your Certificate Fund each month for any additional insurance benefits that you elect to buy.

Accelerated Death Benefit: There is no additional charge for this benefit.

Spouse Term Insurance: The highest rate per thousand currently offered for this benefit is $16.31, and applies to spouses age 95 and over. The lowest rate per thousand currently offered for this benefit is $.05, and applies to spouses under age 30. The following table provides sample per thousand charges:

    ------------------------------------------------------------------------
    Insured's Age                         Monthly Rate per $1000
    ------------------------------------------------------------------------
    35                                    $.076
    ------------------------------------------------------------------------
    45                                    $.128
    ------------------------------------------------------------------------
    55                                    $.364
    ------------------------------------------------------------------------
    65                                    $1.074
    ------------------------------------------------------------------------

Some group contracts offer spouse term insurance and child term insurance at a combined rate; the rate for the benefit is not separated into the rate for spouse coverage and the rate for child term coverage. A sample monthly rate under this arrangement is $2.00 for $5,000 of spouse term coverage and $5,000 child term coverage.

Child term insurance: The highest rate per thousand currently offered for this benefit is $.12. The lowest rate per thousand currently offered for this benefit is $.06. Generally, the same rate is payable at all ages for a given group of insureds.

Some group contracts offer spouse term insurance and child term insurance at a combined rate; the rate for the benefit is not separated into the rate for spouse coverage and the rate for child term coverage. A sample monthly rate under this arrangement is $2.00 for $5,000 of spouse term coverage and $5,000 child term coverage.

AD&D on the employee's life: A sample rate per thousand currently offered for this coverage is $.02. Generally, one rate is payable at all ages for a given group of insureds.

AD&D on the spouse's life: A sample rate per thousand currently offered for this coverage is $.032. Generally, one rate is payable at all ages for a given group of insureds.

2. Charge For Administrative Expenses: We may deduct a charge for administrative expenses. This charge is intended to compensate us for things such as maintaining records and for communicating with Participants and Group Contractholders. This charge may be higher when premium payments are made directly to Prudential Insurance. The charge is guaranteed not to be more than $6 per month and currently it is not more than $5.50 per month. We may reduce or eliminate this charge under certain Group Contracts. See the Reduction Of Charges section on page [].

Daily Deduction From The Separate Account

Each day, Prudential Insurance deducts a charge from the assets of each of the variable investment options in an amount equal to an effective annual rate of up to 0.90%. Currently, we charge 0.45%. This charge is intended to compensate us for assuming mortality and expense risks of the insurance provided under the Group Contract. The "mortality risk" assumed is the risk that Covered Persons may live for shorter periods of time than Prudential Insurance estimated when we determined what mortality charge to make. The "expense risk" assumed is the risk that expenses for issuing and administering the insurance will be more than Prudential Insurance estimated when we determined the charge for administrative expenses.

We will earn a profit from this risk charge to the extent we do not need it to provide benefits and pay expenses under the Certificate. We do not assess this charge on amounts allocated to the Fixed Account.

Charge for Expenses Incurred By The Funds

Participants indirectly bear the charges and expenses of the Funds they select. To find out details about the management fees and other underlying Fund expenses, you should see THE FUNDS section in the accompanying supplement. You should also read the prospectuses of the Funds.

This chart summarizes the charges that may be made:

   ----------------------------------------------------------------------------
      YOU MAKE A PREMIUM PAYMENT.
   ----------------------------------------------------------------------------
                                             |
   ----------------------------------------------------------------------------
      THEN, PRUDENTIAL DEDUCTS THESE CHARGES:

      o A CHARGE FOR TAXES ATTRUBUTABLE TO PREMIUMS. Currently, this charge ranges from 1.92% to 2.60%. We reserve the right to increase this charge if the cost of our taxes related to premium payments increases. (In some states, this charge is known as a premium-based administrative charge.)

      o A PROCESSING CHARGE of up to $2. (Under some Group Contracts, this charge is waived.)

      o A SALES CHARGE of up to 3.5%. (Under some Group Contracts, this charge is waived.)
   ----------------------------------------------------------------------------
                                             |
   ----------------------------------------------------------------------------
      THE REMAINDER IS YOUR NET PREMIUM

      This is the amount that you can invest in one or more of the investment options selected by your Group Contractholder.

   ----------------------------------------------------------------------------
                                             |
   ----------------------------------------------------------------------------

DAILY CHARGES

      After your Net Premium is directed to your investment option(s), Prudential Insurance deducts These DAILY CHARGES from the Subaccounts (but not from the Fixed Account):

            o A DAILY CHARGE for mortality and expense risks. This charge is deducted from the assets of the Subaccount(s) that correspond to the Fund(s) you selected. Currently, this charge is equivalent to an effective annual rate of 0.45%. Prudential Insurance guarantees that this charge will not be more than an effective annual rate of 0.90%.

            o A DAILY CHARGE for expenses incurred by the Funds. These charges are deducted from the assets of the Fund(s) you selected. The Funds set these charges.

   ----------------------------------------------------------------------------
                                             |
   ----------------------------------------------------------------------------
      MONTHLY CHARGES

      Prudential Insurance deducts these charges from your Certificate Fund each month:

            o A CHARGE FOR ADMINISTRATIVE EXPENSES. Currently, this charge may be up to $5.50 per month. Prudential Insurance guarantees that it will not be more than $6 per month.

            o     A CHARGE FOR THE COST OF INSURANCE.

            o A CHARGE FOR ANY ADDITIONAL INSURANCE BENEFITS not already included in the charge for the cost of insurance.

      Under some Group Contracts, Prudential Insurance may deduct these charges more or less frequently.
   ----------------------------------------------------------------------------

   ----------------------------------------------------------------------------

TRANSACTION CHARGES

      Some Group Contracts may also permit Prudential Insurance to make the following TRANSACTION CHARGES:

            o     When you use the DOLLAR COST AVERAGING feature;

            o When you ask Prudential Insurance to reallocate the way your premium payments will be invested;

            o When you SURRENDER your Certificate Fund or when you make a WITHDRAWAL from it. The charge can be up to $20 or 2% of the amount you surrender or withdraw, whichever amount is less;

            o Each time you take a LOAN from your Certificate Fund. The charge may be up to $20; and

            o When you request more that 12 transfers between investment options in a Certificate Year. The charge may be up to $20 for each transfer after the 12th one.

      Also, Prudential Insurance has the right to make a charge for any taxes that may be imposed on the operations of the Separate Account.
   ----------------------------------------------------------------------------

                        GENERAL DESCRIPTION OF CONTRACTS

The Group Contract

The Group Variable Universal Life insurance contract is issued by Prudential Insurance to the group that sponsors the Group Variable Universal Life Insurance program. Often, the group that sponsors a program is an employer. Other groups, such as membership associations, may also sponsor programs.

The Group Contract states all the terms of the agreement between Prudential Insurance and the sponsoring group. It forms the entire agreement between them. Among other things, the Group Contract defines which members of the group are eligible to buy the Group Variable Universal Life insurance. The Group Contract also states whether or not Eligible Group Members may also buy coverage for their dependents.

The Certificate Holder

We will give a Certificate to each Eligible Group Member who buys coverage under the Group Contract. The Certificate provides for a Death Benefit and a Cash Surrender Value. The Death Benefit and the Cash Surrender Value can change every day. They change based on the performance of the investment options you selected.

Applicant Owner Provision

Some Group Contracts have an "applicant owner" provision. An "applicant owner" is a person who may apply for coverage on the life of an Eligible Group Member. And, as with an assignment, if a Participant agrees to let another person be the applicant owner of the Certificate, that person would have all of the rights to make decisions about the coverage. References to "Participant" and "you" in this prospectus also apply to an applicant owner.

When naming an applicant owner, the Eligible Group Member must agree to have his or her life covered. Examples of people who may be applicant owners are the Eligible Group Member's spouse, child, parent, grandparent, grandchild, sister, brother, or the trustee of any trust set up by the Eligible Group Member. At any one time, only one person may be an "applicant owner" under a Certificate.

An "applicant owner" must fill out an enrollment form. The Eligible Group Member must sign the enrollment form to show his or her agreement. Prudential Insurance may require the Eligible Group Member to answer questions about his or her health, or to have a medical examination. If we approve the enrollment form, we will issue the Certificate to the applicant owner.

However, states may require that the certificate be initially issued to the insured/employee. In those cases, the three year rule contained in Internal Revenue Code section 2035 may apply. You should consult your tax advisor if you are considering having the Certificate issued to someone other than the insured/employee.

Beneficiary

You have the right to name the beneficiary who will receive the Death Benefit from your Certificate. You must use the form that Prudential Insurance requires you to use. You may change the beneficiary at any time. You do not need the consent of the present beneficiary. If you have more than one beneficiary at the time the Covered Person dies, we will pay the Death Benefit in equal parts to each beneficiary, unless you have given us other instructions.

How Prudential Insurance Issues Certificates

To apply for coverage under a Group Variable Universal Life insurance contract, an Eligible Group Member must fill out an enrollment form. Prudential Insurance may ask questions about the health of the person whose life is to be covered, and may ask that person to have a medical exam. If Prudential Insurance approves the person for coverage, that person will become a Covered Person under the Group Variable Universal Life Insurance.

Usually, the Eligible Group Member buys coverage on his or her own life from the coverage options available under the Group Contract. But, some Group Contracts allow an Eligible Group Member to also apply for coverage on his or her spouse's life. No matter whose life is covered, the Participant is the person who "owns" the right to make decisions about the coverage (for example, deciding who the beneficiary will be). When we use the term "Participant" or "you," we mean the person who owns those rights. When we use the term "Covered Person," we mean the person whose life is covered.

Prudential Insurance will issue a Certificate to each Participant, and we will issue a separate Certificate for spouse coverage. The Certificate tells you about your rights, benefits, coverage, and obligations under the Group Variable Universal Life Insurance. The minimum Face Amount of insurance for a Certificate is $10,000.

The Eligible Group Member is usually the Participant. But, under some Group Contracts, an Eligible Group Member may allow another person the right to make decisions about the coverage. When that happens, Prudential Insurance considers the other person to be a Participant.

Maximum Age

Generally, Prudential Insurance will not issue Certificates for a person who is older than age 74. And, Prudential Insurance will generally end a Participant's coverage at the maximum age shown in the Certificate (usually, that is age 100).

If you assign a Certificate that is a Modified Endowment Contract, it might affect the way you are taxed. It might also affect the way the person to whom you assign the Certificate is taxed. See the Tax Treatment of Certificate Benefits section on page [].

A "Free Look" Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the "free look" period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential Insurance.

If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. We will not add or subtract any gain or loss that would have come from the investment options you chose (unless a state law requires that we take those gains or losses into account when we make a refund). When we make a refund, we will not deduct any charges. The amount refunded will be further reduced by any applicable federal and state income tax withholding.

During the first 20 days after the Certificate Date, your premium payments will be invested in the Fixed Account (or, under some Group Contracts, in the Series Fund Money Market Portfolio). Prudential Insurance reserves the right to limit contributions and transactions during the free look period.

Transfers

You may transfer amounts from one investment option to another. We do not limit the number of transfers between variable investment options. You may request a transfer in terms of dollars (such as a transfer of $10,000 from one available option to another) or in terms of a percent reallocation (such as a transfer of 25% of your Certificate Fund from one option to another).

There are some rules about how transfers can be made:

      o The minimum amount you may transfer from one option to another is $100 (or the entire balance in the investment option, if it is less than $100).

      o The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percents.

      o We limit the number of times you may transfer amounts out of the Fixed Account. You may make only one transfer from the Fixed Account to one of the available Funds each Certificate Year. The transfer cannot be for more than $5,000 or 25% of the amount you have invested in the Fixed Account, whichever is greater. We may change these limits in the future.

      o     We do not limit the number of transfers into the Fixed Account.

Transfers will take effect as of the end of the Business Day in which a proper transfer request is received by Prudential Insurance (or Prudential Insurance's designee) on the form we require you to use for this purpose. Prudential Insurance will give you a form to request a transfer. The form can be obtained by calling our Customer Service Center toll free at 1-800-562-9874.

If you make more than twelve transfers in a Certificate Year, Prudential Insurance may charge up to $20 for each transfer after the twelfth. Group Variable Universal Life Insurance was not designed for professional market timing organizations or for other organizations or persons that use programmed, large or frequent transfers. We will discourage a pattern of exchanges that coincides with a "market timing" strategy, since it may be disruptive to the Separate Account and the Funds. If we were to find such a pattern, we might modify the transfer procedures, including not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one Certificate owner.

Changing the Allocation of Future Premium Payments

You may ask Prudential Insurance to change the way your future premium payments will be allocated among the investment options. Prudential Insurance will give you a form to use for this purpose. We will start to allocate premium payments in the new way as of the end of the Business Day on which we receive your request form in good order. The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percents.

You may not change the way Prudential Insurance allocates future premiums if, at the time we receive your request, there is not enough money in your Certificate Fund, minus Certificate Debt and outstanding charges, to cover each month's charges. See the LAPSE section on page [].

We do not currently charge for changing the allocation of your future premiums. But, we may charge for it in the future

Dollar Cost Averaging

As an administrative practice, we currently offer a feature called Dollar Cost Averaging ("DCA"). Once the free look period ends, this feature lets you systematically transfer specified dollar amounts from the Series Fund Money Market Portfolio to the other available Funds at monthly intervals. You can request that a designated number of transfers be made under the DCA feature. When we make transfers under the DCA feature, the transfers are effective as of the end of the first Business Day of the following month. You may use DCA at any time after your Certificate becomes effective. But, to start the DCA feature, you usually have to make a premium payment of at least $1,000 to the Series Fund Money Market Portfolio. And, the minimum transfer amount is $100.

Prudential Insurance will give you a form to request DCA. If we receive your request form in good order, we will start DCA processing during the next month. We will terminate the DCA arrangement when any of the following events occurs:

      o     We have completed the designated number of transfers;

      o The amount you have invested in the Series Fund Money Market Portfolio is not enough to complete the next transfer;

      o Prudential Insurance receives your written request to end the DCA arrangement; or

      o You no longer have coverage under the Group Variable Universal Life Insurance.

Currently, we do not charge for the DCA arrangement but we may in the future.

The main objective of DCA is to shield investments from short-term price fluctuations. Since the same dollar amount is transferred to an available Fund with each transfer, you buy more of the Fund when its price is low and less of the Fund when its price is high. Therefore, you may achieve a lower average cost over the long term. This plan of investing does not assure a profit or protect against a loss in declining markets.

Termination of a Group Contractholder's Participation

The Group Contractholder may decide to terminate the Group Contract with Prudential Insurance, by giving Prudential Insurance 90 days' written notice.

In addition, Prudential Insurance may terminate a Group Contract:

      o If the aggregate Face Amount of all Certificates, or the number of Certificates issued, falls below the permitted minimum, by giving the Group Contractholder 90 days' written notice.

      o If the Group Contractholder fails to remit premium payments to Prudential Insurance in a timely way, at the end of the grace period.

Termination of the Group Contract means that the Group Contractholder will not remit premiums to Prudential Insurance. In that event, no new Certificates will be issued under the Group Contract. How the termination affects you is described in the Options On Termination Of Coverage section on page []. The options that are available to you from Prudential Insurance may depend on what other insurance options are available to you. You should refer to your particular Certificate to find out more about your options at termination of coverage.

Participants Who Are No Longer Eligible Group Members

Each Group Contract has different rules for what happens when a Participant is no longer an Eligible Group Member.

Under some Group Contracts, Participants may be able to continue insurance coverage even though they are no longer an Eligible Group Member. This is called Portable Coverage. With Portable Coverage, you will start to make premium payments directly to Prudential Insurance (or to Prudential Mutual Fund Services, Inc.). We will start to send premium reminders directly to you. We will let you know about this change in the way premiums are paid within 61 days after you are no longer eligible under the Group Contract. We might impose certain rules and limits on the continued insurance. The rules and limits are shown in your Certificate. The notice that we send you will also tell you what the charges and expenses are for Portable Coverage. See also the CHARGES AND EXPENSES section on page []. Charges and expenses for Portable Certificates may be higher than those you paid while you were still an Eligible Group Member. But the charges and expenses will not be higher than the maximums described in this prospectus. Prudential Insurance may require that you keep a specified minimum amount in your Certificate Fund to continue as a Portable Certificate holder.

Under other Group Contracts, Participants will not be able to continue insurance coverage when no longer an Eligible Group Member. Those Participants have the options of Conversion, Paid-up Coverage, or payment of Cash Surrender Value.
See the Options On Termination Of Coverage section below.

Options On Termination Of Coverage

If you elect to terminate your coverage, you will have the following options:
Paid-up Coverage and Payment of Cash Surrender Value. These options are described below.

If the Group Contract ends, the effect on Participants depends on whether or not the Group Contractholder replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

      o If the Group Contractholder does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential Insurance will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.

      o If the Group Contractholder does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have the options listed below. Under some Group Contracts, you may also have the option of continuing your insurance coverage on a Portable basis. Prudential Insurance might impose certain rules and limits on the continued insurance. The rules and limits are shown in your Certificate. You should read your Certificate to find out what rules and limits apply when you want to continue your insurance on a Portable basis.

Conversion

You may elect to convert your Certificate to an individual life insurance policy without giving Prudential Insurance evidence that the Covered Person is in good health, if your Certificate has been in force for at least 5 years (under some Group Contracts, the requirement may be less than 5 years). To elect this option, you must apply for it within 31 days (or longer, depending on the state law that applies) after your Certificate ends. You may select any form of individual life insurance policy (other than term insurance) that Prudential Insurance normally makes available for conversion to persons who are the same age as you and who are asking for the same amount of life insurance. Your premiums for the individual life insurance policy will be based on the type and amount of life insurance you select, your age and your risk class.

If your Certificate ended because you are no longer an Eligible Group Member, you may not convert more than the Face Amount of your Certificate. If your Certificate ended because the Group Contract ended, the amount you are able to convert may, depending on the state law that applies, be limited to the lesser of:

      o     $10,000 or

      o the Face Amount of your Certificate minus the amount of any group insurance that you become eligible for within 45 days after your Certificate ends.

If a Covered Person dies within 31 days (or longer, depending on the state law that applies) after the Certificate ends and you had the right to convert to an individual policy, we will pay a Death Benefit under the Certificate. But, the Death Benefit will be equal to the amount of individual insurance you could have had if you had actually made the conversion to the individual policy.

Paid-Up Coverage

You may elect to use your Certificate's Cash Surrender Value to buy fixed Paid-up Coverage on the Covered Person. To use this option, you must have at least $1,000 of Cash Surrender Value on the day your Certificate ends. The insurance amount will depend on how much the Cash Surrender Value is and on the age of the Covered Person. But, the amount of Paid-up Coverage cannot be more than your Certificate's Death Benefit right before you buy the Paid-up Coverage.

You may elect this option within 61 days of the date your Certificate ended. Prudential Insurance will make the Paid-up Coverage effective as of the end of the Business Day on which we (or our designee) receive your request on the form we require you to use for this purpose. If you elect this option, your insurance may become a Modified Endowment Contract under the Internal Revenue Code. See the Tax Treatment of Certificate Benefits section on page [].

Payment Of Cash Surrender Value

You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Prudential Insurance on the form that we require you to use for this purpose.

If you do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

Other General Contract Provisions

Assignment

You may assign your Certificate, including all rights, benefits and privileges that you have to someone else. If you do, you should consider the references to "you" in this prospectus as applying to the person to whom you validly assigned your Certificate. Prudential will honor the assignment only if:

      (1)   You make the assignment in writing
      (2)   You sign it
      (3) Prudential Insurance receives a copy of the assignment at the Prudential Insurance office shown in your Certificate.

We are not responsible for determining whether the assignment is legal or valid.

Experience Credits

The Group Contract is eligible to receive Experience Credits. But, we have set the premium rates in such a way that we will not generally pay an experience credit. If there is an Experience Credit, Prudential will pay it to the Group Contractholder.

Suicide Exclusion

Generally, if the Covered Person dies by suicide within two years from the Certificate Date, Prudential Insurance will not pay the Death Benefit described in other sections of this prospectus. Instead, we will pay your beneficiary an amount equal to your premium payments minus any Certificate Debt and any partial withdrawals. This limit will apply whether the suicide occurred while the Covered Person was sane or insane.

If the Covered Person dies by suicide within two years after the effective date of an increase in the Face Amount of your Certificate that required our approval, we will not pay the increased amount of insurance. Instead of the amount of the increase, we will pay your beneficiary the monthly charges that were attributable to the increased amount. Again, this limit will apply whether the suicide occurred while the Covered Person was sane or insane.

Incontestability

After your Certificate has been in force for two years or more during the Covered Person's lifetime, Prudential Insurance will not contest liability under the Certificate. We will also not contest liability for any change in your Certificate that required our approval after the change has been in force for two years or more during the Covered Person's lifetime.

Misstatement of Age

If the Covered Person's age is stated incorrectly in the Certificate, we will adjust the amount of the Death Benefit to reflect the correct age, as permitted by law.

Additional Insurance Benefits

One or more of the following additional insurance benefits may be available to you. These benefits may be provided to all Participants under a Group Contract. Or, the Group Contract may require you to pay an additional charge to receive the benefits. Each Group Contract will have different rules about how the additional benefits are made available. You should refer to the Group Contract and your Certificate to find out what additional insurance benefits are available to you.

Accelerated Death Benefit (sometimes referred to as Prudential Insurance's Living Benefit Option)

Under an accelerated death benefit, you can elect to receive an early lump sum payment of part of the Certificate's Death Benefit when the Covered Person is diagnosed as being terminally ill. "Terminally ill" means the Covered Person has a life expectancy of 12 months or less (under some Group Contracts, the number of months might be higher or lower). You must give Prudential Insurance satisfactory evidence that the Covered Person is terminally ill.

The amount of the accelerated payment will be equal to a portion of the Covered Person's Net Amount at Risk, plus a portion of the Covered Person's Certificate Fund. If you elect to receive payment under the Accelerated Death Benefit option, then the total amount otherwise payable on the Covered Person's death will be reduced by the amount of the accelerated payment.

We will not pay an accelerated death benefit if you are required to elect it to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of accelerated death benefit that is available to you. Unless required by law, you can no longer request an increase in the Face Amount of your Certificate once you have elected to receive an accelerated death benefit. The amount of future premium payments you can make will also be limited.

Adding the Accelerated Death Benefit to your Certificate will not affect the way you are taxed. This income tax exclusion may not apply if the benefit is paid to someone other than the Participant. But, if you actually receive proceeds from the Accelerated Death Benefit, it could have tax consequences and may affect your eligibility for certain government benefits or entitlements. In general, the accelerated death benefit is excluded from income if the Covered Person is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a tax advisor before you elect to receive this benefit.

Accidental Death And Dismemberment Benefit

An Accidental Death and Dismemberment Benefit provides you insurance for accidental loss of life, sight, hand, or foot. This benefit excludes certain types of losses. For example, losses due to suicide or attempted suicide, diseases and infirmities, medical or surgical treatments, and acts of war are not covered. The benefit may be subject to other exclusions from coverage, age limitations, and benefit limitations. You should refer to your Certificate and the Group Contract to learn the details of any benefit that may be available to you.

Extended Death Protection During Total Disability (also referred to as Waiver of Cost of Insurance Charges/Premium)

An extended death benefit provides protection during your total disability. Under this provision, even if your insurance would have ended because of your total disability, Prudential Insurance will extend your insurance coverage if you became totally disabled prior to age 60. We will extend your insurance coverage for successive one-year periods, generally until age 65. You must provide satisfactory proof of continued total disability.

Dependent Life Benefits

Dependent life benefits provide insurance on the life of a qualified dependent. You should refer to your Certificate and the Group Contract to learn the details of any benefit that may be available to you.

Seat Belt Coverage (also referred to as Accidental Motor Vehicle Death Coverage)

Seat belt coverage provides a death benefit for the loss of life while driving or riding in a motor vehicle while wearing a seat belt. "Motor vehicle" means a private automobile, van, four-wheel drive vehicle, self-propelled motor home and truck. It does not mean a motor vehicle used for farming, military, business, racing, or any other type of competitive speed event. Your Certificate lists the exclusions that apply.

Procedures

Each Group Contract has different procedures for how you will conduct transactions under your Group Variable Universal Life Insurance--for example, how you will submit an enrollment form, make premium payments, take loans and withdrawals, and transfer or reallocate money in your Certificate Fund. Your Group Contractholder can tell you what those procedures are.

Under some Group Contracts, Participants will be required to make transactions through the Group Contractholder. Under other Group Contracts, Participants will be required to deal directly with Prudential Insurance. Either way, Prudential Insurance will consider enrollment forms, payments, orders and other documents to be "received" when Prudential Insurance receives them in good order.

Telephone and Electronic Transactions

Under some Group Contracts, you may be able to perform some transactions by telephone or electronically. These transactions include: transferring amounts among available investment options, making surrenders and partial withdrawals, and requesting loans.

Prudential Insurance will not be liable when we follow instructions that we receive by telephone or electronically, if we reasonably believe the instructions were genuine. We have adopted security procedures that are reasonably designed to verify that such communications are genuine. We cannot guarantee that you will be able to get through to complete a telephone or electronic transaction during peak periods such as periods of drastic economic or market change, or during system failures or power outages.

When Prudential Insurance Reconciles Financial Transactions

Prudential Insurance usually reconciles financial transactions at the end of the day, when most banks and financial institutions have closed for the evening. As a result, some transactions (for example, premium payments, loan repayments, or withdrawals) cannot be completed until the next business day. Usually, this will result in a one-day delay in the movement of money from one investment option to another. During any delay, we may place this money in an unallocated account owned by Prudential Insurance that pays a market rate of interest. The short-term interest ("float") earned on this money will be retained by Prudential Insurance as compensation for services rendered. This interest will not be paid from a Participant's Certificate Fund, and will not reduce the value of the Certificate Fund. Transfers among the Funds and dollar cost averaging are not subject to this possible delay.

When Proceeds Are Paid

Prudential Insurance will generally pay any Death Benefit, Cash Surrender Value, partial withdrawal or loan proceeds within 7 days after we receive the request for payment at the office specified in our request form. We will determine the amount of the Death Benefit as of the date of the Covered Person's death. For other types of redemptions, we will determine the amount of the proceeds as of the end of the Business Day on which we received the request in good order. There are certain circumstances when we may delay payment of proceeds:

      o We may delay payment of proceeds that come from the Funds and the variable part of the Death Benefit if any of the following events occurs: the New York Stock Exchange is closed (other than for a regular holiday or a weekend), trading is restricted by the SEC, or the SEC declares that an emergency exists.

      o We expect to pay proceeds that come from the Fixed Account or from Paid-up Coverage promptly upon request. But, we do have the right to delay these payments (other than the Death Benefit) for up to six months (or a shorter period, if required by state law). We will pay interest at the Fixed Account rate if we delay payment for more than 30 days (or a shorter period, if required by state law).

                                    PREMIUMS

Your Group Variable Universal Life insurance has flexible premiums.

Routine Premium Payments

You will usually be able to decide how often to make premium payments and how much each premium payment will be. You just have to make sure that there is enough money in your Certificate Fund--minus Certificate Debt and outstanding charges-- to cover each month's charges. If there is not, your insurance will end (in insurance terms, it will "lapse"). If the balance in your Certificate Fund is not enough to pay any month's charges, you must make a premium payment that is enough to bring your Certificate Fund balance above this minimum amount. You must make that payment during the grace period. If you don't, your insurance coverage will end. See the LAPSE section on page [] to learn how your insurance will end and what you can do to stop it from ending.

Under some Group Contracts, you may also be required to pay a minimum initial premium to become a Participant. The minimum initial premium will vary for each Group Contract, but it will not be more than 50% of the Guideline Annual Premium. We define Guideline Annual Premium in the DEFINITIONS OF SPECIAL TERMS section on page [].

Additional Premium Payments

In addition to routine premium payments, you may make additional premium payments at any time. Each additional premium payment must be at least $100. Prudential Insurance reserves the right to limit the amount of additional premiums.

How You Will Pay Premiums

Your Group Contractholder sets up the premium payment method. Some Participants will make payments through the Group Contractholder (who will pass them on to us). Other Participants will pay us directly. Monthly charges may be higher when premium payments are made directly to Prudential Insurance. See the CHARGES AND EXPENSES section on page [].

Deducting Premiums From Your Paycheck

Some Group Contractholders might set up a way for you to make routine premium payments by deducting them from your paycheck. Each Group Contractholder's rules for paycheck deduction will be different and some may require your premium payment to meet a minimum before the automatic deduction will be allowed. If that's the case, you may still make premium payments below the minimum directly to Prudential Insurance.

Effect of Premium Payments on Tax Status

If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes. Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code. That status could have significant disadvantages from a tax standpoint. We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract. When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment. If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page [].

Effective Date of Insurance

When your insurance begins depends on what day of the month Prudential Insurance approves your completed enrollment form. If we approve your completed enrollment form prior to the twentieth day of a month, your insurance will begin on the first day of the next month. If we receive your completed enrollment form on or after the twentieth day of a month, your insurance will begin on the first day of the month after the next month.

How Prudential Insurance Will Deposit And Invest Premium Payments

Prudential Insurance will deposit premium payments in your Certificate Fund after we deduct any charges that apply. The amount of your premium after we deduct those charges is called "Net Premiums." See the CHARGES section on page [].

Here's how Prudential Insurance will deposit and invest your Net Premiums: we generally will make deposits to your investment options at the end of the Business Day on which Prudential Insurance receives the payment. Any payments received before the Certificate Date will be deposited as of the Certificate Date.

      o BEFORE THE CERTIFICATE DATE. Prudential Insurance will hold any premium payment that it receives before the Certificate Date in a non-interest bearing account (on your behalf). We will not pay interest on those amounts. If we receive a premium payment before we have approved your enrollment under the Group Contract, however, we generally will return the premium payment to you.

      o DURING THE FIRST 20 DAYS THAT YOUR CERTIFICATE IS IN EFFECT. We will invest any Net Premiums that we receive during the first 20 days in the Fixed Account. We will leave the Net Premiums in the Fixed Account for those first 20 days. After that, we will allocate the Net Premiums plus any interest earned to the investment options you selected. (Under some Group Contracts, we would use the Series Fund Money Market Portfolio instead of the Fixed Account.)

      o AFTER YOUR CERTIFICATE HAS BEEN IN EFFECT FOR 20 DAYS. After your Certificate has been in effect for 20 days, Prudential Insurance will invest Net Premiums in your Certificate Fund and allocate them to the investment options you selected.

            If you have not given us complete instructions on how you want Net Premiums to be invested, we will leave your Net Premiums invested in the Fixed Account until you furnish complete information. (Again, under some Group Contracts, we would use the Series Fund Money Market Portfolio, rather than the Fixed Account.)

                        DEATH BENEFIT AND CONTRACT VALUES

When The Death Benefit Is Payable

Prudential Insurance will pay a Death Benefit to the beneficiary you have named, when the Covered Person dies.

Amount Of The Death Benefit

The Death Benefit is the Face Amount of insurance plus the value of the Certificate Fund as of the date of death minus any Certificate Debt and any past due monthly charges. But, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any extra benefit, if the covered person's insurance is not in default and there is no Certificate Fund debt or withdrawal.

Adjustment In The Death Benefit

The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance. If that were the case for your Certificate, we would use one of two methods to increase the Death Benefit, increasing your cost of insurance. Each Group Contract will use one method or the other. Under the first method, we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained
Age:

 COVERED PERSON'S          CORRIDOR            COVERED PERSON'S         CORRIDOR
  ATTAINED AGE           PERCENTAGE             ATTAINED AGE          PERCENTAGE
----------------         ----------           ----------------        ----------

      0-40                   250%                    70                  115%
       41                    243                     71                  113
       42                    236                     72                  111
       43                    229                     73                  109
       44                    222                     74                  107
       --                    ---                     --                  ---
       45                    215                     75                  105
       46                    209                     76                  105
       47                    203                     77                  105
       48                    197                     78                  105
       49                    191                     79                  105
       --                    ---                     --                  ---
       50                    185                     80                  105
       51                    178                     81                  105
       52                    171                     82                  105
       53                    164                     83                  105
       54                    157                     84                  105
       --                    ---                     --                  ---
       55                    150                     85                  105
       56                    146                     86                  105
       57                    142                     87                  105
       58                    138                     88                  105
       59                    134                     89                  105
       --                    ---                     --                  ---
       60                    130                     90                  105
       61                    128                     91                  104
       62                    126                     92                  103
       63                    124                     93                  102
       64                    122                     94                  101
       --                    ---                     --                  ---
       65                    120                     95                  100
       66                    119                     96                  100
       67                    118                     97                  100
       68                    117                     98                  100
       69                    116                     99                  100

Under the second method, we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal the Certificate Fund divided by the "Net Single Premium" per dollar of insurance for the Covered Person's Attained Age. For this purpose, we base the "Net Single Premium" on the 1980 CSO Table.

How Your Beneficiary May Receive The Death Benefit

Your beneficiary may receive the Death Benefit in the following ways:

      o PRUDENTIAL'S ALLIANCE ACCOUNT(4). The Alliance Account is an interest-bearing account that holds the Death Benefit while your beneficiary takes time to consider other options. Your beneficiary has complete ownership of funds held in the Alliance Account, and may draw on all or part of the funds by writing a draft. Interest earnings in the Alliance Account are compounded daily and credited monthly. Your beneficiary can transfer proceeds from the Alliance Account to other modes of settlement at any time. Proceeds in the Alliance Account are part of Prudential Insurance's general account. If your beneficiary does not want the money to go to the Alliance Account, he or she can ask Prudential Insurance to issue a check instead.

      o OTHER OPTIONS. Your beneficiary can arrange with Prudential Insurance for the Death Benefit to be paid in a different way (known as "modes of settlement"), if the Death Benefit is $1,000 or more. (You can also elect a different mode of settlement for your beneficiary while you are living).

(4) Prudential's Alliance Account is a registered trademark of The Prudential Insurance Company of America

     Prudential Securities Incorporated is the Administrator of the Prudential Alliance Account, a contractual obligation of The Prudential Insurance Company of America, located at 751 Broad Street, Newark, NJ 07102-3777. Alliance Account balances are not insured by the Federal Deposit Insurance Corporation (FDIC). Check clearing and processing support are provided by Bank One. Prudential Securities and The Prudential Insurance Company of America are Prudential Financial companies.

Modes of Settlement

Prudential Insurance makes the following "modes of settlement" available:

Option 1: Payments for a Fixed Period

      The Death Benefit plus interest is paid over a fixed number of years (1-25). The payment may be received monthly, quarterly, semi-annually or annually. The payment amount will be higher or lower depending on the period selected.

      The interest rate can change, but will not be less than the guaranteed rate shown in the claim settlement certificate that your beneficiary will receive. Your beneficiary may withdraw the total present value of payments not yet made at any time.

Option 2: Payment in Installments for Life

      The Death Benefit provides monthly payments in installments for as long as your beneficiary lives. Your beneficiary may choose a guaranteed minimum payment period (5, 10 or 20 years) or an installment refund, which will guarantee that the sum of the payments equals the amount of the Death Benefit payable under this option. If your beneficiary dies before Prudential Insurance has made all guaranteed payments, we will pay the present value of the remaining guaranteed payments to a payee your beneficiary designated.

Option 3: Interest Income

      The Death Benefit remains with Prudential Insurance and earns interest. This option allows you or your beneficiary to leave the Death Benefit with Prudential Insurance and choose another settlement option at a later time. Withdrawals of $100 or more (including the entire unpaid Death Benefit) can be made at any time. The interest income may be received monthly, quarterly, semi-annually or annually.

      The interest rate can change, but will not be less than the guaranteed rate shown in the claim settlement certificate that you or your beneficiary will receive.

Option 4: Payments of a Fixed Amount

      You or your beneficiary receives a guaranteed specified sum for a limited number of years. This guaranteed specified sum represents a return of the principal (Death Benefit) and interest paid over the selected number of years. The payment may be received monthly, quarterly, semi-annually, or annually.

      The interest rate can change, but will not be less than the guaranteed rate shown in the claim settlement certificate that you or your beneficiary will receive. Any interest credited will be used to extend the payment period.

Option 5: Certificate of Deposit

      The Death Benefit is used to purchase a certificate of deposit that is issued by The Prudential Bank. Certificates of Deposit (CDs) are investments that allow your beneficiary to choose a variety of short- and long-term deposit options. They are designed to pay interest monthly, quarterly, semi-annually, annually or at maturity. Interest rates are guaranteed for the term of the CD. There is generally a $10,000 minimum amount for this option.

Under each of the above options, each payment must generally be at least $20.

If your beneficiary elects one of these settlement options, the tax treatment of the Death Benefit may be different than it would have been had the option not been elected. Your beneficiary should get advice from a tax advisor.

Changes in Face Amount of Insurance

The rules for changing the Face Amount of insurance will be different for each Group Contract, depending on the options selected by the Group Contractholder and on Prudential Insurance's rules.

The Face Amount of insurance may increase or decrease. The increase or decrease may happen automatically, or when you ask. Here are some general statements about changes in your Face Amount of insurance. But you should read your Certificate to learn how changes work in your case.

Increases in the Face Amount

      o Some Group Contracts allow Participants to ask for an increase in the Face Amount of insurance at certain times.

      o Some Group Contracts provide for automatic increases in the Face Amount of insurance when a Participant's salary increases.

      o     Some Group Contracts may not allow increases at all.

      o Whenever the Face Amount of insurance increases, Prudential Insurance may ask questions about the Covered Person's health, or require the Covered Person to have a medical exam, before the increase can become effective. Based on the answers to the questions or on the exam, Prudential Insurance may not allow the increase.

      o An increase in the Face Amount will result in higher monthly insurance charges because the net amount at risk will increase.

Decreases in the Face Amount

      o Some Group Contracts allow Participants to decrease the Face Amount of insurance at certain times.

      o A Participant may not decrease the Face Amount to less than $10,000 or below the minimum amount required to maintain status as life insurance under federal tax laws.

      o Some Group Contracts provide for automatic decreases in the Face Amount of insurance when a Participant's salary decreases.

      o Some Group Contracts allow Prudential to automatically decrease the Face Amount when certain "triggering events" occur. "Triggering events" are events like reaching a certain age, retiring, or having a Certificate in effect for a certain number of years.

Generally, Prudential Insurance will make the automatic decrease at later of retirement, and the tenth Certificate Anniversary. We will calculate the amount of the reduction at the end of the first Business Day on or after the triggering event or receipt of your instructions to decrease the Face Amount. The actual decrease will generally take effect on the first Monthly Deduction Date after that. Sometimes it may take an additional month before the charges change. If that happens, we will adjust the amount we deduct the first month after the decrease takes effect to credit you for any extra monthly charges we deducted the previous month.

When your Face Amount of insurance changes - whether it increases or decreases - the change may cause your insurance to be treated as a Modified Endowment Contract under the Internal Revenue Code. Also, a decrease in coverage may limit the amount of premiums that you may contribute in the future. See the Tax Treatment of Certificate Benefits section on page []. You should consult your tax advisor before you change the Face Amount of your insurance.

                  SURRENDERS AND PARTIAL SURRENDERS/WITHDRAWALS

Full Surrenders

You may surrender your Certificate for its Cash Surrender Value at any time. If you do, all insurance coverage will end. Prudential Insurance will calculate the Cash Surrender Value as of the end of the Business Day on which we receive your request form in good order.

We will pay the proceeds as described in the When Proceeds Are Paid section on page []. Under certain Group Contracts, Prudential Insurance may charge a transaction charge for the surrender of up to the lesser of $20 or 2% of the amount that you receive. If you redeem units from your certificate fund that you just purchased and paid for by check or ACH (Automatic Clearing House) transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 Calendar days to allow the check or ACH transfer to clear.

A surrender may have tax consequences. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page [].

Cash Surrender Value

The Cash Surrender Value of your Certificate is equal to your Certificate Fund MINUS any Certificate Debt, outstanding charges, and any transaction charge that may apply. On any day, your Certificate Fund equals the sum of the amounts in the Funds, the amount invested in the Fixed Account, and the Loan Account (see the LOANS section on page []).

The Cash Surrender Value will change daily to reflect:

      o     Net Premiums;

      o     withdrawals;

      o     increases or decreases in the value of the Funds you selected;

      o interest credited on any amounts allocated to the Fixed Account and on the Loan Account;

      o     interest accrued on any loan;

      o the daily asset charge for mortality and expense risks assessed against the variable investment options; and

      o     monthly charges that Prudential deducts from your Certificate Fund.

If you ask, we (or our designee) will tell you what the Cash Surrender Value of your Certificate is. Prudential Insurance does not guarantee a minimum Cash Surrender Value. It is possible for the Cash Surrender Value of your Certificate to go down to zero.

Partial Surrenders/Withdrawals

While your Certificate is in effect, you may withdraw part of your Certificate's Cash Surrender Value ("Withdrawal" or "Partial Surrender"). We will take it from each investment option you selected in the same proportions as the value of your Certificate Fund is invested, unless your request tells us to take the withdrawal from only selected investment options.

Partial surrenders/withdrawals will be effective as of the end of the Business Day on which we receive your request form. We will pay you the withdrawn money as described in the WHEN PROCEEDS ARE PAID section on page []. If you redeem units from your certificate fund that you just purchased and paid for by check or ACH transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 Calendar days to allow the check or ACH transfer to clear.

You must withdraw at least $200 in any partial withdrawal. You may withdraw any amount that is more than $200, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month's charges.

Some Group Contracts may impose a transaction charge for each partial withdrawal. The charge can be up to the lesser of $20 or 2% of the amount you withdraw. We will deduct the transaction charge from the amount you withdraw. Some Group Contracts may have a limit on the number of partial withdrawals you can make in a year. A partial withdrawal will decrease the amount of the Death Benefit.

You may not repay any amount that you withdraw.

Withdrawals may have tax consequences. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page [].

                                      LOANS

You may borrow up to the Maximum Loan Value of your Certificate Fund. The Maximum Loan Value is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount.

Under certain Group Contracts, Prudential Insurance may make a charge of up to $20 for each loan. The charge will be added to the principal amount of your loan.

The minimum amount that you can borrow at any one time is $200. You cannot take a loan if the Certificate Debt exceeds the Maximum Loan Value. Prudential Insurance will pay loan proceeds as described in the WHEN PROCEEDS ARE PAID section on page [].

Interest charged on the loan accrues daily at a rate that Prudential Insurance sets each year. Interest payments are due the day before the Contract Anniversary. If you do not pay the interest when it is due, we will add it to the principal amount of the loan. When this happens, we will take an amount out of your investment options to make the loan and the Loan Account equal in value.

When you take a loan from your Certificate Fund, here's what happens:

      o We will take an amount equal to the loan out of each of your investment options on a pro-rata basis unless you tell us to take it only from selected investment options.

      o We will start a Loan Account for you and will credit the Loan Account with an amount equal to the loan.

      o We will generally credit interest on the amount in the Loan Account at an effective annual rate that is usually 2% less than the rate Prudential Insurance charges as interest on the loan. The crediting rate will generally be equal to the Fixed Account crediting rate.

You may repay all or part of a loan at any time. We will apply a loan repayment first against any unpaid loan interest and then to reduce the principal amount of the loan. You may repay a loan either by repayment or by withdrawing amounts from the Certificate Fund. When you send us a payment, you should tell us whether the payment is intended as a premium payment or as a loan repayment. If you do not indicate whether it is a premium or loan repayment, we will assume it is a loan repayment.

If you repay a loan by using the Certificate Fund, we will treat the repayment as a partial withdrawal from the Certificate Fund. A partial withdrawal may have tax consequences. See the PARTIAL SURRENDER/WITHDRAWALS section on page [] and the TAX TREATMENT OF CERTIFICATE BENEFITS section on page [].

A loan will not cause your Certificate to lapse. However, your Loan plus accrued interest (together, these are called "Certificate Debt") may not equal or exceed the value of your Certificate Fund. If Certificate Debt exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month's charges and your coverage will end. See the LAPSE section on page [].

If you still have Certificate Debt outstanding when you surrender your Certificate or when you allow your Certificate to lapse, the amount you borrowed may become taxable. Also, loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page [].

If we pay the Death Benefit or the Cash Surrender Value while a loan is outstanding, we will reduce the Death Benefit or the Cash Surrender Value by the amount of the loan plus any accrued interest.

A loan will have a permanent effect on your Certificate's Cash Surrender Value. It may also have a permanent effect on the Death Benefit. This happens because the investment results of the investment options you selected will apply only to the amount remaining in those investment options after the loan amount is transferred to the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

                                      LAPSE

In general, your Certificate will remain in force as long as the balance in your Certificate Fund (less any Certificate Debt and outstanding charges) is enough to pay the monthly charges when due. If the Certificate Fund is not enough, Prudential Insurance will send you a notice to tell you that your insurance is going to end, how much you must pay to stop it from ending, and when you must pay it. We will send the notice to the last known address we have on file for you.

How You Can Stop Your Insurance From Lapsing

You must make a payment that is enough to pay outstanding charges. Prudential Insurance must receive the payment by the later of:

      o     61 days after the Monthly Deduction Date; or

      o     30 days after the date we mailed you the notice.

If you do not, your insurance will lapse and your Certificate will no longer have any value. A Certificate that lapses with Certificate Debt may affect the way you are taxed. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page [].

If the Covered Person dies during the grace period, we will reduce the Death Benefit by any past due monthly charges and by any Certificate Debt.

                                  REINSTATEMENT

You may request reinstatement of a lapsed Certificate any time within 3 years after the end of the grace period. But, you must be less than the maximum age at which a Certificate may be held. We will not reinstate a lapsed Certificate if the Group Contract under which the Certificate was issued ended and you did not have the right to continue your insurance on a Portable basis.

To reinstate your Certificate, you must send the following items to Prudential Insurance (or our designee):

      o     A written request for reinstatement;

      o Evidence of the good health of the Covered Person. The evidence must be satisfactory to Prudential Insurance;

      o A premium payment that is at least enough, after deduction of any charges that apply, to pay the monthly charges for the grace period and for two more months. See the CHARGES section on page [];

      o We will make your Certificate effective again on the Monthly Deduction Date that occurs after we approve your request. The terms of your original Certificate will still apply. We will apply a new two-year period of incontestability, and the period during which the suicide exclusion applies will start over again. See the Incontestability section on page [] and the Suicide Exclusion section on page []. When the original Certificate lapsed, we would have required you to pay off any outstanding Certificate Debt. We will not allow you to continue the loan under the reinstated Certificate.

Currently, we do not charge for a reinstatement. But, we reserve the right to charge for reinstatements in the future. Reinstatement of your certificate does not reverse or eliminate tax reporting related to a lapse with an outstanding loan.

                      TAX TREATMENT OF CERTIFICATE BENEFITS

This summary provides general information on the federal income tax treatment of a Certificate under the Group Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax advisor for complete information and advice.

Treatment As Life Insurance And Investor Control

The Certificate must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of investments. For further information on the diversification requirements, see Dividends, Distributions and Taxes in the applicable Fund prospectuses or Statement of Additional Information.

We believe we have taken adequate steps to insure that the Certificate qualifies as life insurance for tax purposes. Generally speaking, this means that:

      o you will not be taxed on the growth of the funds in the Certificate Fund, unless you receive a distribution from the Certificate Fund, and

      o the Certificate's Death Benefit will be income tax free to your beneficiary.

Although we believe that the Certificate should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, because of these uncertainties, we reserve the right to make changes--which will be applied uniformly to all Participants after advance written notice--that we deem necessary to insure that the Certificates under the Group Contract will qualify as life insurance.

Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular variable investment options without causing you, instead of Prudential Insurance, to be considered the owner of the underlying assets. Because of this uncertainty, Prudential Insurance reserves the right to make such changes as it deems necessary to assure that the Certificate qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Certificate owners and will be made with such notice to affected Certificate owners as is feasible under the circumstances.

Pre-Death Distributions

The tax treatment of any distribution you receive before the Covered Person's death depends on whether your Certificate is classified as a Modified Endowment Contract.

Certificates Not Classified As Modified Endowment Contracts

      o If you surrender your Certificate or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Certificate Debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

      o Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Certificate less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Certificate Years, all or a portion of a withdrawal may be taxed if the Certificate Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

      o Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Certificate for the purposes of determining whether a withdrawal is taxable.

      o Loans you take against the Certificate are ordinarily treated as debt and are not considered distributions subject to tax.

Modified Endowment Contracts

      o The rules change if the Certificate is classified as a Modified Endowment Contract. The Certificate could be classified as a Modified Endowment Contract if premiums in excess of certain IRS limits are paid, or a change in the Face Amount of insurance is made (or an additional benefit is added or removed). You should first consult a tax advisor if you are contemplating any of these steps.

      o If the Certificate is classified as a Modified Endowment Contract, then amounts you receive under the Certificate before the Covered Person's death, including loans and withdrawals, are included in income to the extent that the Certificate Fund before surrender charges exceeds the premiums paid for the Certificate increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to loans, withdrawals, premium refunds which are not reinvested, and full surrenders made during the two-year period before the time that the Certificate became a Modified Endowment Contract.

      o Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty tax of 10 percent unless the amount is received on or after age 59-1/2, on account of your becoming disabled or as a life annuity.

      o All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Certificate for purposes of applying these rules.

Treatment As Group Term Life Insurance

In most cases, employee-pay-all coverage under the Group Contract will not qualify as group term life insurance under the Internal Revenue Code, or be deemed to be part of a group term insurance plan. The Certificate will therefore be treated the same as any individually purchased life insurance policy for tax purposes. However, if the coverage does qualify as group term life insurance, there may be income tax consequences for you. Also, under certain circumstances, depending on the structure of the arrangement under which the Group Contract is held, a portion of the coverage under the Group Contract may qualify as group term life insurance and, in addition, Participants may be taxed on certain increases in cash values under an IRS-prescribed formula.

Withholding

You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations

If you transfer or assign the Certificate to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Certificate to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Certificate Debt or on other loans that are incurred or continued to purchase or carry the Certificate may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the Covered Person, if different, dies.

The earnings of the Separate Account are taxed as part of Prudential Insurance's operations. The Separate Account does not intend to qualify as a regulated investment company under the Internal Revenue Code.

Federal Income Tax Status Of Amounts Received Under The Certificate

Variable life insurance contracts receive the same federal income tax treatment as conventional life insurance contracts (those where the amount of the death benefit is fixed instead of variable). Here's what that means:

      o First, the Death Benefit is generally not included in the gross income of the beneficiary;

      o Second, increases in the value of the Certificate Fund are generally not included in the taxable income of the Participant. This is true whether the increases are from income or capital gains;

      o Third, partial surrenders and withdrawals are generally treated first as a return of your investment in the Certificate and then as a distribution of taxable income. The taxable portion of the distribution is taxed as ordinary income. Different tax rules apply if your Certificate is classified as a Modified Endowment Contract. See the Pre-Death Distributions section on page [];

      o     Fourth, loans are not generally treated as distributions.

You should consult your tax adviser for guidance on your specific situation.

Legal Procedings   [to be supplied at year end]

Financial Statements

The financial statements of the Separate Account should be distinguished from the consolidated financial statements of Prudential Insurance, which should be considered only as bearing upon the ability of Prudential Insurance to meet its obligations under the Contracts. The financial statements of the Separate Account and the consolidated financial statements of Prudential Insurance are made available in the Statement of Additional Information to this prospectus.

Statement of Additional Information

Contents:

The Prudential Insurance Company of America
The Prudential Variable Contract Account GI-2
Principal Underwriter
Sale of the Contract and Sales Commissions
State Regulation
ERISA Considerations
Performance Data
Ratings and Advertisement
Premiums
         Processing Premium Payments
         Information in Good Order
         Rules That Apply
Services Performed by Third Parties
Experts
Financial Statements

                          DEFINITIONS OF SPECIAL TERMS
                             USED IN THIS PROSPECTUS

Attained Age--Your age as defined by the Group Contract.

Business Day--A day on which the New York Stock Exchange is open for trading.

Cash Surrender Value--The amount you receive upon surrender of the Certificate. The Cash Surrender Value is equal to your Certificate Fund on the date of surrender, less any Certificate Debt, outstanding charges, and any applicable ransaction charge.

Certificate--A document issued to you, as a Participant under a Group Contract, setting forth or summarizing your rights and benefits.

Certificate Anniversary--The same date each year as the Certificate Date.

Certificate Date--The effective date of coverage under a Certificate.

Certificate Debt--The principal amount of any outstanding loans you borrowed under your Certificate plus any accrued interest.

Certificate Fund--The total amount credited to you under your Certificate. On any date it is equal to the sum of the amounts under that Certificate allocated to: (1) the Subaccounts, (2) the Fixed Account, and (3) the Loan Account.

Certificate Year--The year from the Certificate Date to the first Certificate Anniversary or from one Certificate Anniversary to the next.

Contract Anniversary--The same date each year as the Contract Date.

Contract Date--The date as of which the Group Contract is issued.

Covered Person--The person whose life is insured under the Group Contract. The Covered Person is generally the Participant. Some Group Contracts may permit a Participant to apply for insurance under a second Certificate naming the Participant's spouse as the Covered Person.

Death Benefit--The amount payable upon the death of the Covered Person (before the deduction of any Certificate Debt or any outstanding charges).

Eligible Group Members--The persons specified in the Group Contract as eligible to apply for insurance protection under the Group Contract.

Experience Credit--A refund that Prudential Insurance may provide under certain Group Contracts based on favorable experience.

Face Amount--The amount of life insurance in your Certificate. The Face Amount, along with your Certificate Fund are each parts of your Death Benefit.

Fixed Account--An investment option under which Prudential Insurance guarantees that interest will be added to the amount deposited at a rate we declare periodically.

Funds--The Series Fund portfolios and other mutual fund portfolios in which the Separate Account invests. Your investment options include the Funds and the Fixed Account. We describe the Funds in the accompanying supplement.

Group Contract--A Group Variable Universal Life insurance contract that Prudential issues to the Group Contractholder. The term Group Contract also includes a participating employer's participation in a multi-employer trust.

Group Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract. In the case of an employer that joins a multiple employer trust, the employer exercises the rights accorded to a Group Contractholder as described throughout this prospectus.

Guideline Annual Premium--A level annual premium that would be payable through out the duration of a Certificate to fund the future benefits if the Certificate were a fixed premium contract, based on certain assumptions set forth in a rule of the SEC. Upon request, Prudential will advise you of the guideline annual premium under the Certificate.

Issue Age--The Covered Person's Attained Age on the date that the insurance on that Covered Person goes into effect as defined by the Group Contract.

Loan Account--An account within Prudential Insurance's general account to which we transfer from the Separate Account and/or the Fixed Account an amount equal to the amount of any loan.

Loan Value--The amount (before any applicable transaction charge) that you may borrow at any given time under your Certificate. We calculate the Loan Value by multiplying the Certificate Fund by 90% (or higher where required by state law) and then subtracting any existing loan with accrued interest, outstanding charges, and the amount of the next month's charges.

Modified Endowment Contract--A type of life insurance contract or Certificate under the Internal Revenue Code which has been funded in excess of certain IRS limits. Less favorable tax rules, and in some cases a penalty tax, apply if you take distributions (such as withdrawals, loans or assignments) from a MEC. Regardless of classification as a MEC, cash value accrues on a tax deferred basis and the Death Benefit is generally received free of income tax. See the Tax Treatment Of Certificate Benefits section for a more complete description of the MEC rules.

Monthly Deduction Date--Generally, the Contract Date and the first day of each succeeding month, except that whenever the monthly deduction date falls on a date other than a Business Day, the Monthly Deduction Date will be the next Business Day. Some Group Contracts may define Monthly Deduction Date slightly differently, in which case a supplement to this prospectus will define Monthly Deduction Date.

Net Premium--Your premium payment minus any charges for taxes attributable to premiums, any processing fee, and any sales charge. Net premiums are the amounts that we allocate to the Separate Account and/or the Fixed Account.

Paid-Up Coverage--This type of life insurance coverage pays a Death Benefit of a specific amount that does not change. You make one initial premium payment to begin the coverage and never make any additional payments.

Participant--An Eligible Group Member or "applicant owner" under a Group Contract who obtains insurance under the Group Contract and is eligible to exercise the rights described in the Certificate. The Participant will be the person entitled to exercise all rights under a Certificate, regardless of whether the Covered Person under the Certificate is the Participant or his or her spouse. We refer to Participants as "you" in this prospectus. If you validly assign your rights as a Participant to someone else, then that person may exercise those rights.

Portable--Under some Group Contracts, you may continue your insurance coverage even if you are no longer an Eligible Group Member. This type of insurance coverage is called Portable. Cost of insurance rates and charges may increase under a Portable Certificate since the Covered Person under a portable certificate may no longer be considered to be a member of the Group Contractholder's group for purposes of determining those rates and charges.

Separate Account--Prudential Variable Contract Account GI-2, a separate investment account registered as a unit investment trust under the federal securities laws and established by Prudential to receive some or all of the Net Premiums and to invest them in the Funds.

Series Fund--The Prudential Series Fund, Inc., a mutual fund with separate portfolios, some of which are available as investment options for the Group Contract.

Subaccount--A division of the Separate Account. Each Subaccount invests its assets in the shares of a corresponding Fund.

We--The Prudential Insurance Company of America

You--A Participant.

The SEC maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding issuers that file electronically with the SEC. You may also obtain and copy information at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information. You may obtain copies of available information upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

                          Supplement Dated May 1, 2003
                         To Prospectus Dated May 1, 2003
                   For Group Variable Universal Life Insurance

This document is a supplement to the prospectus dated May 1, 2003 (the "prospectus") for the Group Variable Universal Life Insurance Contract and Certificates that Prudential Insurance offers to you. This supplement is not a complete prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the Group Contract and Certificates. In this supplement, we describe the Funds that are available to you under the Group Contract and Certificates.

The following table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Funds. More detail concerning each Fund's fees and expenses as well as objective and investment strategy is contained in this document and in the prospectus for each Fund.

--------------------------------------------------------------------------------
                   Annual Portfolio Company Operating Expenses
                (expenses that are deducted from the Fund assets)
--------------------------------------------------------------------------------
                                     Minimum                  Maximum
                                     -------                  -------
--------------------------------------------------------------------------------

Management Fees                       0.35%                    1.26%

Distribution (12b-1) Fees             0.00%                    0.25%

Other Expenses                        0.00%                    2.96%

Total Annual Operating Expenses       0.39%                    4.21%
--------------------------------------------------------------------------------

The Funds

Set out below is a list of each Fund in which the Separate Account may currently invest. Also included is each Fund's investment objective and principal strategies, investment management fees and other expenses, and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Prudential Series Fund, Inc.

Conservative Balanced Portfolio: Seeks total investment return consistent with a conservatively managed diversified portfolio, by investing in a mix of equity securities, debt obligations and money market instruments.

Diversified Bond Portfolio: Seeks a high level of income over a longer term while providing reasonable safety of capital by investing at least 80% of its investable assets in higher grade debt obligations and high quality money market investments.

Diversified Conservative Growth Portfolio: Seeks current income and a reasonable level of capital appreciation by investing in a diversified portfolio of debt and equity securities.

Equity Portfolio: Seeks capital appreciation by investing at least 80% of its investable assets in common stocks of major established corporations as well as smaller companies.

Flexible Managed Portfolio: Seeks a high total return consistent with an aggressively managed diversified portfolio by investing in a mix of equity securities, debt obligations and money market instruments.

Global Portfolio: Seeks long-term growth of capital by investing primarily in common stocks (and their equivalents) of foreign and U.S. companies.

Government Income Portfolio: Seeks a high level of income over the longer term consistent with the preservation of capital by investing at least 80% of its investable assets in U.S. government securities, and collateralized mortgage obligations.

High Yield Bond Portfolio: Seeks a high total return by investing at least 80% of its investable assets in high yield/high risk debt securities.

Jennison Portfolio: Seeks long-term growth of capital by investing primarily in equity securities of major, established corporations that we believe offer above-average growth prospects.

Jennison 20/20 Focus Portfolio: Seeks long-term growth of capital by investing primarily in up to 40 equity securities of U.S. companies having strong capital appreciation potential.

Money Market Portfolio: Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity by investing in high quality short-term money market instruments issued by the U.S. government or its agencies, as well as domestic and foreign corporations and banks.

Natural Resources Portfolio: Seeks long-term growth of capital by investing at least 80% of its investable assets in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource.

Prudential Value Portfolio: Seeks capital appreciation by investing primarily in common stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth.

Small Capitalization Stock Portfolio: Seeks long-term growth of capital by investing primarily in equity securities of publicly-traded companies with small market capitalizations. The Portfolio invests at least 80% of its investable assets in all or a representative sample of stocks in the S&P SmallCap 600 Index.

Stock Index Portfolio: Seeks investment results that generally correspond to the performance of publicly-traded common stocks by investing at least 80% of its investable assets in S&P 500 stocks.

Zero Coupon Bond Portfolio - 2005: Seeks the highest predictable compound investment for a specific period of time, consistent with the safety of invested capital, by investing at least 80% of its investable assets in debt obligations of the United States Treasury and corporations that have been issued without interest coupons or have been stripped of their interest coupons, or have interest coupons that have been stripped from the debt obligations.

SP Aggressive Growth Asset Allocation Portfolio: Seeks capital appreciation by investing primarily in large cap equity portfolios, international portfolios, and small/mid-cap equity portfolios.

SP AIM Aggressive Growth Portfolio: Seeks long-term growth of capital by investing primarily in the common stocks of companies whose earnings the advisers expect to grow more than 15% per year.

SP AIM Core Equity Portfolio: Seeks growth of capital with a secondary objective of current income, by investing at least 80% of its investable assets plus any borrowings made for investment purposes in securities of established companies that have long-term above-average growth earnings and dividends, and growth companies that the Portfolio managers believe have the potential for above-average growth earnings and dividends.

SP Alliance Large Cap Growth Portfolio: Seeks growth of capital by investing at least 80% of the Portfolio's investable assets in stocks of companies considered to have large capitalizations.

SP Alliance Technology Portfolio: Seeks growth of capital by investing at least 80% of its investable assets in securities of companies that use technology extensively in the development of new or improved products or processes.

SP Balanced Asset Allocation Portfolio: Seeks income and growth of capital by investing primarily in fixed income portfolios, large cap equity portfolios, small/mid-cap equity portfolios, and international equity portfolios.

SP Conservative Asset Allocation Portfolio: Seeks current income with low to moderate capital appreciation by investing primarily in fixed income portfolios, large cap equity portfolios, and small/mid-cap equity portfolios.

SP Davis Value Portfolio: Seeks growth of capital by investing primarily in common stock of U.S. companies with market capitalizations of at least $5 billion.

SP Deutsche International Equity Portfolio: Seeks long-term capital appreciation by investing at least 80% of its investable assets in the stocks and other equity securities of companies in developed countries outside the United States.

SP Growth Asset Allocation Portfolio: Seeks long-term growth of capital with consideration also given to current income by investing at least 80% of its investable assets in large-cap equity portfolios, fixed income portfolios, international equity portfolios, and small/mid-cap equity portfolios.

SP INVESCO Small Company Growth Portfolio: Seeks long-term capital growth by investing at least 80% of its investable assets in small-capitalization companies - those which are included in the Russell 2000 Growth Index at the time of purchase, or if not included in that index, have market capitalizations of $2.5 billion or below at the time of purchase.

SP Jennison International Growth Portfolio: Seeks long-term growth of capital, by investing at least 65% of its total assets in the common stock of large to medium-sized foreign companies operating or based in at least five different countries.

SP Large Cap Value Portfolio: Seeks long-term growth of capital by investing at least 80% of its investable assets in securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Standard & Poor's 500 Composite Stock Price Index or the Russell 1000 Index).

SP MFS Capital Opportunities Portfolio: Seeks capital appreciation by investing at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities, and depositary receipts for those securities.

SP MFS Mid-Cap Growth Portfolio: Seeks long-term capital growth by investing at least 80% of its investable assets in common stocks and related securities, such as preferred stocks, convertible securities, and depositary receipts for those securities.

SP PIMCO High Yield Portfolio: Seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing at least 80% of its investable assets in a diversified portfolio of high yield securities ("junk bonds") rated below investment grade, but rated at least B by Moody's Investor Service, Inc. or Standard & Poor's Ratings Group, and investment grade fixed income instruments.

SP PIMCO Total Return Portfolio: Seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing at least 65% of its assets in a diversified portfolio of fixed income instruments of varying maturities.

SP Prudential U.S. Emerging Growth Portfolio: Seeks long-term capital appreciation by investing at least 80% of its investable assets in equity securities of small and medium sized U.S. companies that the adviser believes have the potential for above-average growth.

SP Small/Mid Cap Value Portfolio: Seeks long-term growth of capital by investing at least 80% of its investable assets in securities of companies with small to medium market capitalizations.

SP Strategic Partners Focused Growth Portfolio: Seeks long-term growth of capital by investing at least 65% of its total assets in equity-related securities of U.S. companies that the adviser believes to have strong capital appreciation potential.

Prudential Investments LLC ("PI"), an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), serves as the overall investment adviser for The Prudential Series Fund, Inc. (the "Series Fund"). PI will furnish investment advisory services in connection with the management of the Series Fund portfolios under a "manager-of-managers" approach. Under this structure, PI is authorized to select (with approval of the Series Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each portfolio. PI's business address is 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, NJ 07102. Prudential Investment Management, Inc. ("PIM"), also an indirect wholly-owned subsidiary of Prudential Financial, serves as the sole subadviser for the Conservative Balanced, Diversified Bond, Flexible Managed, Government Income, High Yield Bond, Money Market, Small Capitalization Stock, Stock Index, and the Zero Coupon Bond 2005 Portfolios. PIM also serves as a subadviser for a portion of the assets of the Diversified Conservative Growth Portfolio. PIM's business address is 100 Mulberry Street, Gateway Center Two, Newark, NJ 07102.

Jennison Associates LLC ("Jennison"), also an indirect wholly-owned subsidiary of Prudential Financial, serves as the sole subadviser to the Global, Jennison, Jennison 20/20 Focus, Natural Resources, SP Jennison International Growth and the SP Prudential U.S. Emerging Growth Portfolios. Jennison also serves as the subadviser to a portion of the assets of the Diversified Conservative Growth, Equity, Value and the SP Strategic Partners Focused Growth Portfolios. Jennison's business address is 466 Lexington Avenue, New York, NY 10017.

A I M Capital Management, Inc. ("AIM") serves as the subadviser to the SP AIM Aggressive Growth and the SP AIM Core Equity Portfolios. A I M's principal business address is 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173.

Alliance Capital Management L.P. ("Alliance") serves as the subadviser to the SP Alliance Technology and SP Alliance Large Cap Growth Portfolios. Alliance also serves as subadviser to a portion of the assets of the SP Strategic Partners Focused Growth Portfolios. Alliance's principal business address is 1345 Avenue of the Americas, New York, NY 10105.

Davis Selected Advisers, L.P. ("Davis") serves as the subadviser to the SP Davis Value Portfolio. Davis' business address is 2429 East Elvira Road, Suite 101, Tucson, AZ 85706.

Deutsche Asset Management Inc. ("DAMI") serves as the subadviser to the SP Deutsche International Equity Portfolio. Deutsche also serves as the subadviser to a portion of the assets of the Prudential Value Portfolio. DAMI is a wholly-owned subsidiary of Deutsche Bank AG. DAMI's business address is 280 Park Avenue, New York, NY 10017.

EARNEST Partners LLC ("EARNEST") serves as the subadviser to a portion of the Diversified Conservative Growth Portfolio. EARNEST's business address is 75 Fourteenth Street, Suite 2300, Atlanta, GA 30309.

Fidelity Management & Research Company ("FMR") serves as the subadviser to the SP Large Cap Value Portfolio and the SP Small/Mid-Cap Value Portfolio. FMR's business address is 82 Devonshire Street, Boston, MA 02109.

Franklin Advisers, Inc. ("Franklin") serves as the subadviser to a portion of the Diversified Conservative Growth Portfolio. Franklin's address is One Franklin Parkway, San Mateo, CA 94403.

GE Asset Management, Incorporated ("GEAM") serves as the subadviser for a portion of the assets of the Equity Portfolio. GEAM is a wholly-owned subsidiary of General Electric Corporation. GEAM's business address is 777 Long Ridge Road, Building B, Stamford, CT 06927.

INVESCO Funds Group, Inc. ("INVESCO") serves as the subadviser to the SP INVESCO Small Company Growth Portfolio. INVESCO's principal business address is 4350 South Monaco Street, Denver, CO 80237.

Massachusetts Financial Services Company ("MFS") serves as the subadviser to the SP MFS Capital Opportunities and the SP MFS Mid-Cap Growth Portfolios. MFS' principal business address is 500 Boylston Street, Boston, MA 02116.

Pacific Investment Management Company LLC ("PIMCO") serves as the subadviser to a portion of the assets of the Diversified Conservative Growth, the SP PIMCO Total Return and the SP PIMCO High Yield Portfolio. PIMCO's business address is 840 Newport Center Drive, Newport Beach, CA 92660.

Salomon Brothers Asset Management, Inc. ("Salomon") serves as the subadviser to a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances Salomon will manage approximately 25% of the Portfolio. Salomon's business address is 338 Greenwich Street, New York, NY 10013.

Victory Capital Management, Inc. ("Victory") serves as the subadviser to a portion of the assets of the Value Portfolio. Victory's business address is 127 Public Square, Cleveland, OH 44114.

==========================================================================================================

                                                        Investment                             Total
                                                        Management     12b-1     Other        Annual
                       Funds                                Fee         Fees    Expenses     Expenses
----------------------------------------------------------------------------------------------------------
The Prudential Series Fund, Inc.
  Conservative Balanced Portfolio                          0.55%         --      0.03%         0.58%
  Diversified Bond Portfolio                               0.40%         --      0.04%         0.44%
  Diversified Conservative Growth Portfolio                0.75%         --      0.19%         0.94%
  Equity Portfolio                                         0.45%         --      0.04%         0.49%
  Flexible Managed Portfolio                               0.60%         --      0.04%         0.64%
  Global Portfolio                                         0.75%         --      0.09%         0.84%
  Government Income Portfolio                              0.40%         --      0.07%         0.47%
  High Yield Bond Portfolio                                0.55%         --      0.05%         0.60%
  Jennison Portfolio                                       0.60%         --      0.04%         0.64%
  Jennison 20/20 Focus Portfolio                           0.75%         --      0.18%         0.93%
  Money Market Portfolio                                   0.40%         --      0.03%         0.43%
  Natural  Resources Portfolio                             0.45%         --      0.07%         0.52%
  Prudential Value Portfolio                               0.40%         --      0.04%         0.44%
  Small Capitalization Stock Portfolio                     0.40%         --      0.08%         0.48%
  Stock Index Portfolio                                    0.35%         --      0.04%         0.39%
  Zero Coupon Bond 2005 Portfolio                          0.40%         --      0.23%         0.63%
  SP Aggressive Growth Asset Allocation Portfolio          0.84%         --      0.90%         1.74%
  SP AIM Aggressive Growth Portfolio                       0.95%         --      2.50%         3.45%
  SP AIM Core Equity Portfolio                             0.85%         --      1.70%         2.55%
  SP Alliance Large Cap Growth Portfolio                   0.90%         --      0.67%         1.57%
  SP Alliance Technology Portfolio                         1.15%         --      2.01%         3.16%
  SP Balanced Asset Allocation Portfolio                   0.75%         --      0.52%         1.27%
  SP Conservative Asset Allocation Portfolio               0.71%         --      0.35%         1.06%
  SP Davis Value Portfolio                                 0.75%         --      0.28%         1.03%
  SP Deutsche International Equity Portfolio               0.90%         --      2.37%         3.27%
  SP Growth Asset Allocation Portfolio                     0.80%         --      0.66%         1.46%
  SP INVESCO Small Company Growth Portfolio                0.95%         --      1.89%         2.84%
  SP Jennison International Growth Portfolio               0.85%         --      1.01%         1.86%
  SP Large Cap Value Portfolio                             0.80%         --      1.18%         1.98%
  SP MFS Capital Opportunities Portfolio                   0.75%         --      2.29%         3.04%
  SP MFS Mid-Cap Growth Portfolio                          0.80%         --      1.31%         2.11%
  SP PIMCO High Yield Portfolio                            0.60%         --      0.48%         1.08%
  SP PIMCO Total Return Portfolio                          0.60%         --      0.22%         0.82%
  SP Prudential U.S. Emerging Growth Portfolio             0.60%         --      0.81%         1.41%
  SP Small/Mid-Cap Value Portfolio                         0.90%         --      0.66%         1.56%
  SP Strategic Partners Focused Growth                     0.90%         --      1.71%         2.61%
==========================================================================================================

AIM Variable Insurance Funds

AIM V.I. Diversified Income Fund: Seeks a high level of current income by investing primarily in (1) domestic and foreign corporate debt securities; (2) U.S. Government securities; (3) securities issued by foreign governments, their agencies or instrumentalities, and (4) lower-quality debt securities of U.S. and foreign companies.

AIM V.I. Global Utilities Fund: Seeks high total return by investing at least 80% of its net assets in domestic and foreign public utility companies. The fund may also invest in non-utility securities, but generally will invest in securities of companies that derive revenues from utility-related activities such as providing services, equipment or fuel sources to utilities.

AIM V.I. Government Securities Fund: Seeks a high level of current income consistent with reasonable concern for safety of principal by investing at least 80% of its net assets in debt securities issued, guaranteed or otherwise backed by the United States Government.

AIM V.I. Growth Fund: Seeks growth of capital by investing principally in seasoned and better capitalized companies considered to have strong earnings momentum.

AIM V.I. International Growth Fund : Seeks long-term growth of capital by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum.

AIM V.I. Premier Equity Fund: Seeks long-term growth of capital and income by investing primarily in equity securities judged by the fund's investment advisor to be undervalued relative to the investment advisor's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally.

A I M Advisors, Inc. ("AIM") serves as the investment advisor to each of the above-mentioned funds. AIM's principal business address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

==========================================================================================================

                                                        Investment                             Total
                                                        Management     12b-1     Other        Annual
                       Funds                                Fee         Fees    Expenses     Expenses
----------------------------------------------------------------------------------------------------------
AIM Variable Insurance Funds Series I Shares
  AIM V.I. Diversified Income Fund                         0.60%         --      0.33%         0.93%
  AIM V.I. Global Utilities Fund                           0.65%         --      0.42%         1.07%
  AIM V.I. Government Securities Fund                      0.50%         --      0.58%         1.08%
  AIM V.I. Growth Fund                                     0.62%         --      0.26%         0.88%
  AIM V.I. International Growth Fund                       0.73%         --      0.32%         1.05%
  AIM V.I. Premier Equity Fund                             0.60%         --      0.25%         0.85%

==========================================================================================================

Alliance Variable Products Series Fund, Inc.
(Class A Shares)

Global Bond Portfolio: Seeks a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high quality debt securities denominated in the U.S. Dollar and a range of foreign currencies.

Global Dollar Government Portfolio: Seeks a high level of current income through investing substantially all of its assets in U.S. and non-U.S. fixed-income securities denominated only in U.S. dollars. As a secondary objective, the Portfolio seeks capital appreciation.

Growth Portfolio: Seeks long-term growth of capital by investing primarily in common stocks and other equity securities of companies with favorable earnings outlooks, which have long-term growth rates that are expected to exceed that of the U.S. economy over time.

Growth And Income Portfolio: Seeks reasonable current income and reasonable opportunities for appreciation through investments primarily in dividend-paying common stocks of good quality.

International Portfolio: Seeks total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established non-United States companies (or United States companies having their principal activities and interests outside the United States), companies participating in foreign economies with prospects for growth, and foreign government securities.

Premier Growth Portfolio: Seeks growth of capital rather than current income by employing aggressive investment policies. Since investments will be made based upon their potential for capital appreciation, current income will be incidental to the objective of capital growth.

Quasar Portfolio: Seeks growth of capital by pursuing aggressive investment policies investing principally in a diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.

Real Estate Investment Portfolio: Seeks total return on assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

U.S. Government/High Grade Securities Portfolio: Seeks a high level of current income consistent with preservation of capital by investing principally in a portfolio of U.S. Government Securities and other high grade debt securities.

Utility Income Portfolio: Seeks current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry.

Worldwide Privatization Portfolio: Seeks long-term capital appreciation by investing principally in equity securities issued by enterprises that are undergoing, or have undergone, privatization. The balance of the Portfolio's investment portfolio will include equity securities of companies that are believed by the Fund's Adviser to be beneficiaries of the privatization process.

Alliance Capital Management L.P. ("Alliance") is the investment adviser to each of the above-mentioned funds. Alliance's principal business address is 1345 Avenue of the Americas, New York, New York 10105.

==========================================================================================================

                                                        Investment                             Total
                                                        Management     12b-1     Other        Annual
                       Funds                                Fee         Fees    Expenses     Expenses
----------------------------------------------------------------------------------------------------------
Alliance Variable Products Series Fund, Inc.
(Class A Shares)
  Global Bond Portfolio                                    0.65%         --      0.42%         1.07%
  Global Dollar Government Portfolio (1)                   0.75%         --      1.62%         2.37%
  Growth Portfolio                                         0.75%         --      0.10%         0.85%
  Growth and Income Portfolio                              0.63%         --      0.04%         0.67%
  International Portfolio (1)                              1.00%         --      0.44%         1.44%
  Premier Growth Portfolio                                 1.00%         --      0.04%         1.04%
  Quasar Portfolio (1)                                     1.00%         --      0.16%         1.16%
  Real Estate Investment Portfolio (1)                     0.90%         --      0.49%         1.39%
  U.S. Government/High Grade Securities Portfolio          0.60%         --      0.29%         0.89%
  Utility Income Portfolio                                 0.75%         --      0.27%         1.02%
  Worldwide Privatization Portfolio (1)                    1.00%         --      0.65%         1.65%
==========================================================================================================

(1) From May 1, 2001 through April 30, 2002, the Fund's annual expenses were capped at 0.95%. Beginning May 1, 2002, the Fund will have no waivers or reimbursements.

American Century Variable Portfolios, Inc.

VP Balanced Fund: Seeks capital growth and current income over time by investing approximately 60% of the Portfolio's assets in the equity securities described in the prospectus, and intends to invest the remainder of the Portfolio's assets in investment grade bonds and other fixed-income debt securities.

VP International Fund: Seeks capital growth over time by investing in common stocks of growing foreign companies considered to have better-than-average prospects for appreciation.

VP Value Fund: Seeks long-term capital growth over time with income as a secondary objective, by investing primarily in equity securities of companies that are believed by management to be undervalued at the time of purchase.

The investment adviser for each of the above funds is American Century Investment Management, Inc. ("ACIM"). ACIM's principal business address is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

==========================================================================================================

                                                        Investment                             Total
                                                        Management     12b-1     Other        Annual
                       Funds                                Fee         Fees    Expenses     Expenses
----------------------------------------------------------------------------------------------------------
American Century Variable Portfolios, Inc.
  VP Balanced Portfolio (1)                                0.90%         --      0.00%         0.90%
  VP International Portfolio (1)                           1.26%         --      0.00%         1.26%
  VP Value Portfolio (1)                                   0.97%         --      0.00%         0.97%
==========================================================================================================

(1) This fund has a stepped fee schedule. As a result, the fund's management fee rate generally decreases as the fund's assets increase.

Credit Suisse Funds

Credit Suisse Trust I

Emerging Markets Portfolio: Seeks long-term growth of capital by investing in foreign equity securities; focusing on the world's less developed countries; and analyzing a company's growth potential, using a bottom-up investment approach.

Global Post-Venture Capital Portfolio: Seeks long-term growth of capital by investing primarily in equity securities of U.S. and foreign companies considered to be in their post-venture-capital stage of development; investing in companies of any size; and taking a growth investment approach to identifying attractive post-venture-capital investments.

International Focus Portfolio: Seeks long-term capital appreciation by investing in foreign equity securities; diversifying its investments across countries, including emerging markets; and favoring stocks with discounted valuations, using a value-based, bottom-up investment approach.

Small Cap Growth Portfolio: Seeks capital growth by investing in equity securities of small U.S. companies and developing or older companies in a growth stage or companies providing products or services with a high unit-volume growth rate.

The investment adviser for each of the above-mentioned portfolios is Credit Suisse Asset Management, LLC ("CSAM"). CSAM's principal business address is 466 Lexington Avenue, New York, New York 10017-3147. Credit Suisse Asset Management Limited ("CSAM Limited") is the sub-investment advisor for the Emerging Markets Portfolio. CSAM Limited's principal business address is Beaufort House, 15 Botolph Street, London, EX3A7JJ. Abbott Capital Management, LLC ("Abbott Capital") is the sub-investment advisor for the Global Post-Venture Capital Portfolio. Abbott Capital's principal business address is 1330 Avenue of the Americas, Suite 2800, New York, New York 10019.

==================================================================================================

                                                Investment                             Total
                                                Management     12b-1     Other        Annual
                   Funds                            Fee         Fees    Expenses     Expenses
--------------------------------------------------------------------------------------------------
Credit Suisse Trust I
  Emerging Markets Portfolio                       1.25%         --      0.64%         1.89%
  International Focus Portfolio                    1.00%         --      0.30%         1.30%
  Global Post-Venture Capital Portfolio            1.25%         --      0.36%         1.61%
  Small Cap Growth Portfolio                       0.90%         --      0.22%         1.12%
==================================================================================================

Dreyfus Variable Investment Funds

The Dreyfus Funds
(Initial Shares)

The Dreyfus Socially Responsible Growth Fund, Inc.: Seeks capital growth with current income as a secondary goal, by investing at least 80% of its assets in the common stock of companies that, in the opinion of the Fund's management, not only meet traditional investment standards but which also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America.

Dreyfus Variable Investment Funds

Appreciation Portfolio: Seeks long-term capital growth consistent with the preservation of capital; current income is a secondary goal. This portfolio invests in common stocks focusing on "blue chip" companies with total market values of more than $5 billion at the time of purchase.

Developing Leaders Portfolio (formerly Small Cap Portfolio): : Seeks to maximize capital appreciation by investing primarily in companies with market capitalizations of less than $2 billion at the time of purchase. The investments may include common stocks, preferred stocks and convertible securities, including those issued in initial public offerings.

Disciplined Stock Portfolio: Seeks investment returns (consisting of capital appreciation and income) that are greater than the total return performance of stocks represented by the Standard and Poor's 500 Composite Stock Price Index ("S&P 500"). To pursue this goal, the portfolio invests at least 80% of its assets in growth and value stocks chosen through a disciplined investment process. Consistency of returns and stability of the portfolio's share price compared to the S&P 500 are the primary goals of the process.

Growth And Income Portfolio: Seeks long-term capital growth, current income and growth of income, consistent with reasonable investment risk, by investing in stocks, bonds, and money market instruments of domestic and foreign issuers. The portfolio's stock investments may include common stocks, preferred stock and convertible securities.

International Equity Portfolio: Seeks capital growth by investing at least 80% of its assets in stocks. The portfolio expects to invest primarily in the stocks of companies located in developed countries. Typically, the portfolio invests in at least 15 to 25 markets around the world, including emerging markets. The portfolio's stock investments may include common stocks, preferred stocks and convertible securities.

International Value Portfolio: Seeks long-term capital growth by investing at least 80% of its assets in stocks and primarily those of foreign issuers which Dreyfus considers to be "value" companies.

Quality Bond Portfolio: Seeks to maximize current income as is consistent with the preservation of capital and the maintenance of liquidity by investing at least 80% of net assets in bonds, that, when purchased, are rated A or better or are at the unrated equivalent as determined by Dreyfus, and in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including Treasury inflation - protection securities (TIPS).

Small Company Stock Portfolio: Seeks to achieve investment returns (consisting of capital appreciation and income) that are greater than the total return performance of stocks represented by the Russell 2500 Stock Index ("Russell 2500"), by investing at least 80% of its assets in stocks of small companies.

Special Value Portfolio: Seeks to maximize total return consisting of capital appreciation and current income by investing at least 80% of its assets in stocks. The portfolio stock investments may include common stocks, preferred stocks and convertible securities of both the U.S. and foreign issuers, including those purchased in initial public offerings.

The Dreyfus Corporation ("Dreyfus") is the investment adviser to each of the above-mentioned portfolios and funds. The principal distributor of the portfolios and funds is Dreyfus Services Corporation ("DSC"). Dreyfus' and DSC's principal business address is 200 Park Avenue, New York, New York 10166. The sub-adviser for the Appreciation Portfolio is Fayez Sarofim & Co.; the sub-adviser for The Dreyfus Socially Responsible Growth Fund, Inc. is NCM Capital Management Group, Inc. and the subadviser for the International Equity Portfolio is Newton Capital Management, Ltd.

==========================================================================================================

                                                        Investment                             Total
                                                        Management     12b-1     Other        Annual
                       Funds                                Fee         Fees    Expenses     Expenses
----------------------------------------------------------------------------------------------------------
The Dreyfus Socially Responsible Growth
Fund, Inc.                                                 0.75%         --      0.03%         0.78%

Dreyfus Variable Investment Funds
  Appreciation Portfolio (1)                               0.75%         --      0.03%         0.78%
  Developing Leaders Portfolio (formerly Small Cap         0.75%         --      0.04%         0.79%
  Portfolio) (1)
  Disciplined Stock Portfolio (1)                          0.75%         --      0.06%         0.81%
  Growth and Income Portfolio (1)                          0.75%         --      0.05%         0.80%
  International Equity Portfolio (1)                       0.75%         --      0.33%         1.08%
  International Value Portfolio (1)                        1.00%         --      0.60%         1.60%
  Quality Bond Portfolio (1)                               0.65%         --      0.10%         0.75%

  Small Company Stock Portfolio (1)                        0.75%         --      0.28%         1.03%
  Special Value Portfolio (1)                              0.75%         --      0.16%         0.91%
==========================================================================================================

(1) The expenses shown are for the fiscal year ended December 31, 2001. Current or future expenses maybe greater or less than those presented. Please consult the underlying mutual fund prospectus for more complete information.

Franklin(R) Templeton(R) Variable Insurance Products Trust
(Class 2 Shares)

Templeton Developing Markets Securities Fund: Seeks long-term capital appreciation by investing at least 80% of its net total assets in investments of emerging market companies which generally include equity securities that trade in emerging markets or are issued by companies that derive significant revenue from goods, services or sales produced, or have their principal activities or significant assets, in emerging market countries.

Templeton Foreign Securities Fund: Seeks long-term capital growth by investing at least 80% of its net assets in foreign securities, including those in emerging markets.

Templeton Global Asset Allocation Fund: Seeks high total return by investing in equity securities of companies in any country, debt securities of companies and governments of any country, and in money market instruments.

Templeton Global Income Securities Fund: Seeks high current income consistent with preservation of capital. Capital appreciation is a secondary consideration. Under normal market conditions, the Fund will invest at least 65% of its total assets in the debt securities of governments and their political subdivisions and agencies, supranational organizations, and companies located anywhere in the world, including emerging markets.

Templeton Growth Securities Fund: Seeks long-term capital growth by investing at least 65% of its total assets in the equity securities of companies located anywhere in the world, including those in the U.S. and emerging markets.

Templeton Investment Counsel, LLC ("TIC") serves as the investment manager for Templeton Asset Strategy Fund and Templeton Foreign Securities Fund. Under an agreement with TIC, Franklin Advisers, Inc. ("FAI"), One Franklin Square, San Mateo, CA 94403, is Templeton Asset Strategy Fund's sub-advisor. FAI also serves as the investment manager for Templeton Global Income Securities Fund. TIC has offices at Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394. The investment manager for Templeton Developing Markets Securities Fund is Templeton Asset Management Ltd. ("TAML"). TAML has offices at 2 Exchange Square, Hong Kong. Templeton Global Advisers Limited ("TGAL") serves as an investment manager for Templeton Growth Securities Fund. TGAL has offices in Lyford Bay Nassau, N.P. Bahamas.

==========================================================================================================

                                                         Investment                            Total
                                                         Management    12b-1     Other        Annual
                        Funds                               Fee         Fees    Expenses     Expenses
----------------------------------------------------------------------------------------------------------
Franklin(R) Templeton(R) Variable Insurance
Products Trust  (Class 2 Shares)
  Templeton Developing Markets Securities Fund (1)         1.25%       0.25%     0.32%         1.82%
  Templeton Foreign Securities Fund (1) (2)                0.69%       0.25%     0.22%         1.15%
  Templeton Global Asset Allocation Fund (1)               0.61%       0.25%     0.20%         1.06%
  Templeton Global Income Securities Fund (1) (3)          0.63%       0.25%     0.08%         0.96%
  Templeton Growth Securities Fund (1) (3)                 0.80%       0.25%     0.05%         1.10%
==========================================================================================================

(1) The Fund's Class 2 distribution plan or "rule 12b-1plan" is described in the Fund's prospectus.

(2) The manager had agreed in advance to make an estimated reduction of 0.01% of its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. Without the management fee reduction, the Fund's total annual expenses would have been 1.16%.

(3)   The Fund administration fee is paid indirectly through the management fee.

INVESCO Variable Investment Funds, Inc.

VIF-Growth Fund: Seeks long-term capital growth and current income by investing primarily in common stocks of large companies that are included in the Russell 1000 Growth Index at the time of purchase, or if not included in that Index, have market capitalizations of at least $5 billion at the time of purchase.

VIF-Dynamics Fund: Seeks growth of capital by investing in common stocks of mid-sized companies that are included in the Russell Midcap Growth Index at the time of purchase, or if not included in that Index, have market capitalizations of between $2.5 billion and $15 billion at the time of purchase.

VIF-Equity Income Fund: Seeks to provide a high total return through both growth and current income by investing primarily in dividend-paying common and preferred stocks. Stocks held by the fund generally are expected to produce a relatively high level of income and a consistent, stable return.

VIF-Health Sciences Fund: Seeks capital growth by investing primarily in the equity securities of companies that develop, produce or distribute products or services related to health care. These industries include, but are not limited to, medical equipment or supplies, pharmaceuticals, biotechnology, and health care providers and service companies.

VIF-High Yield Fund: Seeks to provide a high level of current income, with growth of capital as a secondary objective, by investing primarily in lower-rated debt securities, commonly called "junk bonds," and preferred stock with medium to lower credit ratings. Although these securities carry with them higher risks, they generally provide higher yields--and therefore higher income--than higher-rated debt securities. The rest of the Fund's assets are invested in other securities such as corporate short-term notes, repurchase agreements and money market funds.

VIF-Technology Fund: The Fund normally invests at least 80% of its assets in the equity securities and equity-related instruments of companies engaged in technology-related industries.

VIF-Total Return Fund: Seeks to providea high total return through both growth and current income by investing primarily in common stocks of companies with a history of paying regular dividends. The Fund also invests in debt securities, including corporate obligations and obligations of the U.S. government and government agencies.

VIF-Utilities Fund: Seeks growth of capital and current income by investing primarily in equity securities that INVESCO believes will rise in price faster than other securities, as well as in options and other instruments whose values are based upon the values of equity securities. The Fund normally invests at least 80% of its assets in equity securities and equity-related instruments of companies that produce, generate, transmit or distribute natural gas or electricity, as well as in companies that provide telecommunications services, including local, long distance and wireless, excluding broadcasting.

INVESCO Funds Group, Inc. ("INVESCO") serves as the investment adviser and principal underwriter of each of the above-mentioned funds. INVESCO's principal business address is 4350 South Monaco Street, Denver, Colorado 80237.

=========================================================================================================

                                                        Investment                            Total
                                                        Management     12b-1     Other        Annual
                       Funds                                Fee         Fees    Expenses     Expenses
---------------------------------------------------------------------------------------------------------
INVESCO Variable Investment Funds, Inc.
  VIF-Core Equity Fund                                     0.75%         --      0.34%        1.09%
  VIF-Dynamics Fund                                        0.75%         --      0.33%        1.08%
  VIF- Growth Fund (1)                                     0.85%         --      1.47%        2.32%
  VIF-Health Sciences Fund                                 0.75%         --      0.31%        1.06%
  VIF-High Yield Fund                                      0.60%         --      0.42%        1.02%
  VIF-Technology Fund                                      0.75%         --      0.32%        1.07%
  VIF-Total Return Fund (1)                                0.75%         --      0.56%        1.31%
  VIF-Utilities Fund (1)                                   0.60%         --      0.77%        1.37%
=========================================================================================================

(1) Certain expenses of the Fund were absorbed voluntarily by INVESCO pursuant to commitments between the Fund and INVESCO. This commitment may be changed at any time following consultation with the Board of Directors.

Janus Aspen Series
(Institutional Shares)

Aggressive Growth Portfolio: Seeks long-term growth of capital by investing at least 50% of its equity assets in securities issued by medium-sized companies.

Balanced Portfolio: Seeks long-term capital growth consistent with preservation of capital and balanced by current income, by investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential.

Flexible Income Portfolio: Seeks maximum total return consistent with preservation of capital by investing primarily in income-producing securities.

Growth Portfolio: Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing in common stocks of issuers of any size. This Portfolio generally invests in larger, more established issuers.

International Growth Portfolio: Seeks long-term growth of capital by investing, under normal circumstances, 80% of its net assets in securities of issuers from at least five different countries, excluding the United States.

Worldwide Growth Portfolio: Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing in common stocks of foreign and domestic issuers.

Janus Capital Management LLC ("Janus Capital") serves as the investment adviser and principal underwriter to each of the above-mentioned portfolios. Janus Capital's principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928.

=========================================================================================================

                                                        Investment                            Total
                                                        Management     12b-1     Other        Annual
                       Funds                                Fee         Fees    Expenses     Expenses
---------------------------------------------------------------------------------------------------------
Janus Aspen Series (Institutional Shares)
  Aggressive Growth Portfolio (1)                          0.65%         --      0.02%        0.67%
  Balanced Portfolio  (1)                                  0.65%         --      0.01%        0.66%
  Flexible Income Portfolio (1)                            0.64%         --      0.03%        0.67%
  Growth Portfolio (1)                                     0.65%         --      0.01%        0.66%
  International Growth Portfolio (1)                       0.65%         --      0.06%        0.71%
  Worldwide Growth Portfolio (1)                           0.65%         --      0.04%        0.69%
=========================================================================================================

(1) Based upon expenses for the year ended December 31, 2001. Expenses are stated both with and without contractual waivers by Janus Capital. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least the next annual renewal of the advisory agreements. All expenses are shown without the effect of any expense offset arrangements.

J.P. Morgan Series Trust II

JPMorgan Bond Portfolio: Seeks a high total return consistent with moderate risk of capital and maintenance of liquidity by investing at least 80% of the value of its assets in debt instruments, including U.S. government and agency securities, corporate bonds, private placements, asset-backed and mortgage-backed securities that are believed to have the potential to provide a high total return over time.

JPMorgan U.S. Disciplined Equity Portfolio: Seeks to provide high total return from a portfolio of selected equity securities by investing at least 80% of the value of its Assets in large- and medium-capitalization U.S. companies.

JPMorgan International Opportunities Portfolio: Seeks to provide high total return from a portfolio of equity securities of foreign companies by investing primarily in companies from developed markets other than the U.S. The portfolio's assets may also be invested to a limited extent in companies from emerging markets.

JPMorgan Small Company Portfolio: Seeks to provide a high total return from a portfolio of small company stocks by investing at least 80% of the value of its assets in the common stock of small and medium sized U.S. companies, typically represented by the Russell 2000 Index.

J.P. Morgan Investment Management Inc. ("Morgan") serves as the investment adviser to each of the above-mentioned portfolios. Morgan's principal business address is 522 Fifth Avenue, New York, New York 10036.

=========================================================================================================

                                                        Investment                            Total
                                                        Management     12b-1     Other        Annual
                       Funds                                Fee         Fees    Expenses     Expenses
---------------------------------------------------------------------------------------------------------
J.P. Morgan Series Trust II
  JPMorgan Bond Portfolio                                  0.30%         --      0.45%        0.75%
  JPMorgan U. S. Disciplined Equity Portfolio              0.35%         --      0.50%        0.85%
  JPMorgan International Opportunities Portfolio (1)       0.60%         --      0.80%        1.40%
  JPMorgan Small Company Portfolio                         0.60%         --      0.55%        1.15%
=========================================================================================================

(1) The information in the foregoing table has been restated to reflect an agreement by JPMorgan Chase Bank, an affiliate of Morgan, to reimburse the trust to the extent certain expenses exceed in any fiscal year 1.20% of the average daily net assets of the J.P. Morgan International Opportunities Portfolio.

Lazard Retirement Series, Inc.

Lazard Retirement Emerging Markets Portfolio: Seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of non-U.S. companies whose principal activities are located in emerging market countries that the Investment Manager believes are undervalued.

Lazard Retirement Equity Portfolio: Seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of relatively large U.S. companies with market capitalizations in the range of the S&P 500(R) Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

Lazard Retirement International Equity Portfolio: Seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of relatively large non-U.S. companies with market capitalizations in the range of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE(R)) Index that the Investment Manager believes are undervalued.

Lazard Retirement Small Cap Portfolio: Seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of relatively small U.S. companies with market capitalizations in the range of the Russell 2000(R) Index that the Investment Manager believes are undervalued.

Lazard Asset Management ("Lazard"), a division of Lazard Freres & Co., a New York limited liability company, serves as the investment manager and principal underwriter to each of the above-mentioned portfolios. Lazard's principal business address is 30 Rockefeller Plaza, New York, New York 10112.

=========================================================================================================

                                                        Investment                            Total
                                                        Management     12b-1     Other        Annual
                       Funds                                Fee         Fees    Expenses     Expenses
---------------------------------------------------------------------------------------------------------
Lazard Retirement Series, Inc.
  Emerging Markets Portfolio (1)                           1.00%       0.25%     2.96%        4.21%
  Equity Portfolio (1)                                     0.75%       0.25%     2.25%        3.25%
  International Equity Portfolio (1)                       0.75%       0.25%     0.94%        1.94%
  Small Cap Portfolio (1)                                  0.75%       0.25%     0.67%        1.67%
=========================================================================================================

(1) Effective January 1, 2002, the Investment Adviser agreed to waive its fees and/or reimburse the Portfolios through December 31, 2002 to the extent that the Portfolio's average daily net assets exceed 1.60%, 1.25%, 1.25% and 1.25%for the Emerging Markets, Equity, International Equity and Small Cap Portfolios, respectively.

MFS(R) Variable Insurance Trust(SM)
(Initial Class Shares)

MFS Bond Series: Seeks to provide as high a level of current income as is believed consistent with prudent investment risk and secondarily to protect shareholders' capital by investing at least 80% of its total assets in fixed income securities such as corporate bonds, U.S. government securities and mortgage-backed and asset-backed securities. The series may also invest in derivative securities.

MFS Emerging Growth Series: Seeks to provide long-term growth of capital by investing at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of emerging growth companies.

MFS High Income Series: Seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. The series invests, under normal market conditions, at least 80% of its total assets in high income fixed income securities.

MFS Investors Trust Series: Seeks to provide long-term growth of capital and secondarily to provide reasonable current income by investing at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.

MFS Research Series: Seeks to provide long-term growth of capital and future income by investing at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.

MFS Strategic Income Series: Seeks to provide income and capital appreciation by investing at least 65% of its total assets in U.S. government securities and foreign government securities.

MFS Total Return Series: Seeks to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income. The series invests, under normal market conditions, at least 40%, but not more than 75%, of its net assets in common stocks and related securities such as preferred stock, bonds, warrants and depositary receipts for those securities. In addition, the series invests at least 25% of its net assets in non-convertible fixed income securities.

MFS Utilities Series: Seeks to provide capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing at least 65% of its total assets in equity and debt securities of domestic and foreign companies (including emerging markets) in the utilities industry.

The investment adviser for each series is Massachusetts Financial Services Company ("MFS"). MFS' principal business address is 500 Boylston Street, Boston, Massachusetts 02116.

=========================================================================================================

                                                        Investment                            Total
                                                        Management     12b-1     Other        Annual
                       Funds                                Fee         Fees    Expenses     Expenses
---------------------------------------------------------------------------------------------------------
MFS(R) Variable Insurance Trust(SM)
(Initial Class Shares)
  MFS Bond Series (1) (2)                                  0.60%         --      0.40%        1.00%
  MFS Emerging Growth Series (1)                           0.75%         --      0.12%        0.87%
  MFS High Income Series (1) (2)                           0.75%         --      0.26%        1.01%
  MFS Investors Trust Series (1)                           0.75%         --      0.15%        0.90%
  MFS Research Series (1)                                  0.75%         --      0.15%        0.90%
  MFS Strategic Income Series (1) (2)                      0.75%         --      0.37%        1.12%
  MFS Total Return Series (1)                              0.75%         --      0.14%        0.89%
  MFS Utilities Series (1)                                 0.75%         --      0.18%        0.93%
=========================================================================================================

(1) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the expenses of the series.

(2) MFS has contractually agreed, subject to reimbursement, to bear expenses for these series such that each series' "Other Expenses" (after taking into account the expense offset arrangement described above), do not exceed 0.15%of the average daily net assets of the series during the current fiscal year. These contractual fee arrangements will continue until at least May 1, 2002, unless changed with the consent of the Board of Trustees that oversees the series.

Neuberger Berman Advisers Management Trust

AMT Balanced Portfolio: Seeks long-term capital growth and reasonable current income without undue risk to principal by allocating its assets between stocks - primarily those of mid-capitalization companies - and short-term fixed-income securities from U.S. government and corporate issuers.

AMT Growth Portfolio: Seeks growth of capital by investing mainly in stocks of mid-capitalization companies. The portfolio seeks to reduce risk by diversifying among many companies and industries.

AMT Limited Maturity Bond Portfolio: Seeks the highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal. To pursue these goals, the portfolio invests mainly in investment-grade bonds and other debt securities from U.S. government and corporate issuers.

AMT Partners Portfolio: Seeks growth of capital by investing mainly in common stocks of mid to large-capitalization companies. The portfolio seeks to reduce risk by diversifying among many companies and industries. The managers look for well-managed companies whose stock prices are believed to be undervalued.

Neuberger Berman Management Inc. ("NBMI") serves as the investment manager of the portfolios and is also the principal underwriter of the portfolios. NBMI's principal business address is 605 Third Avenue, New York, New York 10158-0180.

=========================================================================================================

                                                        Investment                            Total
                                                        Management     12b-1     Other        Annual
                       Funds                                Fee         Fees    Expenses     Expenses
---------------------------------------------------------------------------------------------------------
Neuberger Berman Advisers
Management Trust ("AMT")
  AMT Balanced Portfolio (1)                               0.85%         --      0.22%        1.07%
  AMT Growth Portfolio (1)                                 0.82%         --      0.05%        0.89%
  AMT Limited Maturity Bond Portfolio (1)                  0.65%         --      0.08%        0.73%
  AMT Partners Portfolio (1)                               0.82%         --      0.05%        0.87%
=========================================================================================================

(1) Neuberger Berman Management Inc. ("NBMI") has undertaken through April 30, 2005 to reimburse certain operating expenses, excluding compensation of NBMI, taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in aggregate, 1% of the Balanced, Growth, Limited Maturity Bond and Partners Portfolios' average daily net asset value.

The Royce Capital Fund

Royce Micro-Cap Portfolio: Seeks long-term growth of capital primarily by investing in a broadly diversified portfolio of equity securities of micro-cap companies (companies with stock market capitalizations below $400 million).

Royce Small-Cap Portfolio: Seeks long-term growth and secondarily current income by investing in a limited number of equity securities issued by small companies with stock market capitalizations between $400 million and $2 billion.

Royce & Associates, Inc. ("Royce") serves as the investment manager of the portfolios. Royce's principal business address is 1414 Avenue of the Americas, New York, New York 10019.

=========================================================================================================

                                                        Investment                            Total
                                                        Management     12b-1     Other        Annual
                       Funds                                Fee         Fees    Expenses     Expenses
---------------------------------------------------------------------------------------------------------
Royce Capital Fund
  Royce Micro-Cap Portfolio (1)                            1.25%         --      0.17%        1.42%
  Royce Small-Cap Portfolio (1)                            1.00%         --      1.20%        2.20%
=========================================================================================================

(1) Royce & Associates, Inc., the Funds' investment adviser, has contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain the Funds' Net Annual Operating Expenses ratio at or below: 1.35% through December 31, 2001, and 1.99% through December 31, 2008.

Scudder Variable Series I
(Classes A and B Shares)

Balanced Portfolio: Seeks a balance of growth and income from a diversified portfolio of equity and fixed-income securities. The Portfolio also seeks long-term preservation of capital through a quality-oriented investment approach that is designed to manage risk.

Bond Portfolio: Seeks to provide a high level of income consistent with a high quality portfolio of debt securities by using a flexible investment program that emphasizes high-grade bonds.

Capital Growth Portfolio: Seeks to maximize long-term capital growth through a broad and flexible investment program. The portfolio invests at least 65% of total assets in common stocks of U.S. companies.

Global Discovery Portfolio: Seeks above-average capital appreciation over the long-term by investing primarily in the equity securities of small companies located throughout the world. The portfolio invests at least 65% of total assets in common stocks and other equities of small companies.

Growth And Income Portfolio: Seeks long-term growth of capital, current income and growth of income by investing at least 65% of total assets inequities, mainly common stocks. Although the portfolio can invest in companies of any size and from any country, it invests primarily in large U.S. companies.

International Portfolio: Seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The portfolio invests primarily in common stocks of established companies, listed on foreign exchanges, which the portfolio management team believes have favorable characteristics.

=========================================================================================================

                                                        Investment                            Total
                                                        Management     12b-1     Other        Annual
                       Funds                                Fee         Fees    Expenses     Expenses
---------------------------------------------------------------------------------------------------------
Scudder Variable Series I
(Class A and B Shares)
  Balanced Portfolio (Class A)                             0.48%         --      0.08%        0.56%
  Bond Portfolio (Class A)                                 0.48%         --      0.09%        0.57%
  Capital Growth Portfolio (Class B)                       0.46%       0.25%     0.04%        0.75%
  Global Discovery Portfolio (Class B) (1)                 0.98%       0.25%     0.24%        1.47%
  Growth and Income Portfolio (Class B)                    0.48%       0.25%     0.08%        0.81%
  International Portfolio (Class B)                        0.84%       0.25%     0.16%        1.25%
=========================================================================================================

(1) Pursuant to their respective agreement with Scudder Variable Series I, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2002, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the Class B shares of the Scudder Global Discovery Portfolio to 1.50%.

Scudder Variable Series II

Scudder Blue Chip Portfolio: Seeks growth of capital and of income by investing at least 65% of total assets in common stocks of large U.S. companies (those with market values of $1 billion or more).

Scudder Contrarian Value Portfolio: Seeks to achieve a high rate of total return from a portfolio primarily of value stocks of larger companies. The portfolio normally invests at least 65% of total assets in common stocks and other equity securities of large U.S. companies (those with market values of $1 billion or more) that the portfolio managers believe are undervalued.

Scudder Government Securities Portfolio: Seeks high current return consistent with preservation of capital from a portfolio composed primarily of U.S. government securities. The portfolio normally invests at least 80% of total assets in U.S. government securities and repurchase agreements of U.S. government securities.

Scudder Growth Portfolio: Seeks maximum appreciation of capital by investing at least 65% of total assets in common stocks of large U.S. companies (those with market values of $1 billion or more) that have strong product lines, effective management and leadership positions within core markets.

Scudder High-Yield Portfolio: Seeks to provide a high level of current income by investing at least 80% of total assets in lower rated, high yield/high risk fixed-income securities, often called junk bonds.

Scudder International Select Equity Portfolio: Seeks long-term capital appreciation by investing at least 65% of total assets in common stocks of large foreign companies (stocks that are listed on foreign exchanges and are issued by foreign-based companies that have a market capitalization of $1 billion or more).

Scudder Investment Grade Bond Portfolio: Seeks high current income by investing primarily in a diversified portfolio of fixed-income securities. This portfolio normally invests at least 65% of total assets in bonds of the top four grades of credit quality and may invest up to 35% of total assets in junk bonds (i.e., grade BB/Ba and below).

Scudder Small Cap Growth Portfolio: Seeks maximum appreciation of investor's capital by investing at least 65% of total assets in small capitalization stocks similar in size to those comprising the Russell 2000 Index.

Scudder Total Return Portfolio: Seeks a high total return, a combination of income and capital appreciation, by investing in a combination of debt securities and common stock.

SVS Dreman Small Cap Value Portfolio: Seeks long-term capital appreciation by investing at least 65% of total assets in undervalued common stocks of small U.S. companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Index (market values of $414.2 million or less as of December 31, 2001).

SVS Focus Value+Growth Portfolio: Seeks growth of capital through professional management of a portfolio of growth and value stocks. A secondary objective of the portfolio is the reduction of risk over a full market cycle compared to a portfolio of only growth stocks or only value stocks.

The asset manager of the portfolios is Deutsche Investment Management Americas, Inc. ("Deutsche"). Deutsche's principal business address is Two International Place, Boston, Massachusetts 02110-4103.

==========================================================================================================

                                                        Investment                             Total
                                                        Management     12b-1     Other        Annual
                       Funds                                Fee         Fees    Expenses     Expenses
----------------------------------------------------------------------------------------------------------
Scudder Variable Series II
  Scudder Blue Chip Portfolio (1)                          0.65%         --      0.04%         0.69%
  Scudder Contratrian Value Portfolio (1)                  0.75%         --      0.04%         0.79%
  Scudder Government Securities Portfolio                  0.55%         --      0.05%         0.60%
  Scudder Growth Portfolio                                 0.60%         --      0.03%         0.63%
  Scudder High-Yield Portfolio                             0.60%         --      0.10%         0.70%
  Scudder International Select Equity                      0.75%         --      0.17%         0.92%
  Scudder Investment Grade Bond Portfolio (1)              0.60%         --      0.04%         0.64%
  Scudder Small Cap Growth Portfolio                       0.65%         --      0.03%         0.68%
  Scudder Total Return Portfolio                           0.55%         --      0.03%         0.58%
  SVS Dreman Small Cap Value Portfolio (1)                 0.75%         --      0.04%         0.79%
  SVS Focus Value+Growth Portfolio (1)                     0.75%         --      0.04%         0.79%
==========================================================================================================

(1) Pursuant to their respective agreements with Scudder Variable Series II, the Investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2002, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the following described portfolios to the amounts set forth after the portfolio names: Scudder Blue Chip - 0.95%; Scudder Contrarian Value - 0.80%; Scudder Investment Grade Bond - 0.80%; SVS Dreman Small Cap Value - 0.84% and Scudder Focus Value+Growth - 0.84%.

The Strong Funds

Strong Mid Cap Growth Fund II: Seeks capital growth by investing primarily in equity securities that are believed to have above-average growth prospects.

Strong Opportunity Fund II: Seeks capital growth by investing in equity securities emphasizing investments in medium-sized companies that the investment advisor believes are under-researched and attractively valued.

The Strong Funds are not available to California residents.

The investment adviser for each fund is Strong Capital Management, Inc. ("Strong"). Strong's principal business address is P.O. Box 2936, Milwaukee, Wisconsin 53201.

=========================================================================================================

                                                        Investment                            Total
                                                        Management     12b-1     Other        Annual
                       Funds                                Fee         Fees    Expenses     Expenses
---------------------------------------------------------------------------------------------------------
The Strong Funds
  Strong Mid Cap Growth Fund II                            0.75%         --      0.65%        1.40%
  Strong Opportunity Fund II                               0.75%         --      0.65%        1.40%
=========================================================================================================

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio: Seeks to provide substantial dividend income as well as long-term growth of capital by investing primarily in the common stocks of established companies paying above-average dividends, with favorable prospects for both increasing dividends and capital appreciation.

International Stock Portfolio: Seeks to provide long-term growth of capital through investments primarily in the common stocks of established companies based outside the United States.

Limited-Term Bond Portfolio: Seeks a high level of income consistent with moderate fluctuations in principal value by investing primarily in short- and intermediate-term investment-grade, corporate bonds.

Mid-Cap Growth Portfolio: Seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks of medium-sized (mid-cap) companies whose earnings T. Rowe Price expects to grow at a faster rate than the average company. Mid-cap companies are defined as those with a market capitalization within the range of companies in either the S&P 400 Mid-Cap Index or the Russell Midcap Growth Index.

New America Growth: Seeks long-term growth of capital by investing primarily in common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States. Fast growing companies can be found across an array of industries in today's "new America." The choice of industry sectors would reflect such factors as the overall revenue growth of the component companies and the sector's contribution to GDP from year to year.

Personal Strategy Balanced Portfolio: Seeks the highest total return over time, with an emphasis on both capital growth and income by investing in a diversified portfolio typically consisting of 60% stocks, 30% bonds, and 10% money market securities.

The investment manager for each portfolio, except the International Stock Portfolio, is T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price is wholly owned by T. Rowe Price Group, Inc., a publicly traded financial services holding company. T. Rowe Price's principal business address is 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price International, Inc. ("Price International"), wholly owned by T. Rowe Price, serves as investment adviser to the International Stock Portfolio and its U.S. office is located at 100 East Pratt Street, Baltimore, Maryland 21202.

==========================================================================================================

                                                        Investment                             Total
                                                        Management     12b-1     Other        Annual
                       Funds                                Fee         Fees    Expenses     Expenses
----------------------------------------------------------------------------------------------------------
T. Rowe Price Variable Funds
  Equity Income Portfolio (1)                              0.85%         --      0.00%         0.85%
  International Stock Portfolio (1)                        1.05%         --      0.00%         1.05%
  Limited-Term Bond Portfolio (1)                          0.70%         --      0.00%         0.70%
  Mid-Cap Growth Portfolio (1)                             0.85%         --      0.00%         0.85%
  New America Growth Portfolio (1)                         0.85%         --      0.00%         0.85%
  Personal Strategy Balanced Portfolio (1)                 0.90%         --      0.00%         0.90%
==========================================================================================================

(1) Management fees include the ordinary, recurring operating expenses of the Portfolio.

Certain Funds have investment objectives and policies closely resembling those of mutual funds within the same complex that are sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any such Fund will resemble that of its retail fund counterpart.

You will receive a prospectus for each available Fund. That prospectus will describe the Fund, its investment objective and strategies, its risks, and its management fees and other expenses. You should read the Fund prospectuses together with this supplement and the GVUL product prospectus. As with all mutual funds, a Fund may not meet its investment objective. Subject to applicable law, Prudential may stop offering one or more funds or may substitute a different mutual fund for any Fund.

Each Fund has provided Prudential with information about its management fees and other expenses. Except for the Series Fund, Prudential has not verified that information independently.

                          Supplement Dated May 1, 2003
                         to Prospectus Dated May 1, 2003
                   For Group Variable Universal Life Insurance

This document is a supplement to the prospectus dated May 1, 2003 (the "prospectus") for the Group Variable Universal Life Insurance Contract and Certificates that Prudential offers to you. This supplement is not a prospectus, and must be accompanied by the prospectus.

The Funds

Set out below is a list of each available Fund, its investment objective, and principal strategies, investment management fees and other expenses, and its investment advisor/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

Fund Names and Objectives

The Prudential Series Fund, Inc.

Diversified Bond Portfolio: Seeks a high level of income over a longer term while providing reasonable safety of capital by investing at least 80% of its investable assets in higher grade debt obligations and high quality money market investments.

Equity Portfolio: Seeks capital appreciation by investing at least 80% of its investable assets in common stocks of major established corporations as well as smaller companies.

Flexible Managed Portfolio: Seeks a high total return consistent with an aggressively managed diversified portfolio by investing in a mix of equity securities, debt obligations and money market instruments.

Global Portfolio: Seeks long-term growth of capital by investing primarily in common stocks (and their equivalents) of foreign and U.S. companies.

Jennison Portfolio: Seeks long-term growth of capital by investing primarily in equity securities of major, established corporations that we believe offer above-average growth prospects.

Money Market Portfolio: Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity by investing in high quality short-term money market instruments issued by the U.S. government or its agencies, as well as domestic and foreign corporations and banks.

Stock Index Portfolio: Seeks investment results that generally correspond to the performance of publicly-traded common stocks by investing at least 80% of its investable assets in S&P 500 stocks.

Value Portfolio: Seeks is capital appreciation by investing primarily in common stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth.

Franklin(R) Templeton(R) Variable Insurance Products Trust
(Class 2 Shares)

Templeton Foreign Securities Fund: Seeks long-term capital growth by investing at least 80% of its net assets in foreign securities, including those in emerging markets.

Janus Aspen Series
(Institutional Shares)

Growth Portfolio: Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing in common stocks of issuers of any size. This Portfolio generally invests in larger, more established issuers.

International Growth Portfolio: Seeks long-term growth of capital by investing, under normal circumstances, 80% of its net assets in securities of issuers from at least five different countries, excluding the United States.

Lazard Retirement Series, Inc.

Lazard Retirement Small Cap Portfolio: Seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of relatively small U.S. companies with market capitalizations in the range of the Russell 2000(R) Index that the Investment Manager believes are undervalued.

MFS(R) Variable Insurance Trust(SM)
(Initial Class Shares)

MFS Research Series: Seeks to provide long-term growth of capital and future income by investing at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.

Scudder Variable Series II

Scudder High-Yield Portfolio: Seeks to provide a high level of current income by investing at least 80% of total assets in lower rated, high yield/high risk fixed-income securities, often called junk bonds.

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio: Seeks to provide substantial dividend income as well as long-term growth of capital by investing primarily in the common stocks of established companies paying above-average dividends, with favorable prospects for both increasing dividends and capital appreciation.

New America Growth: Seeks long-term growth of capital by investing primarily in common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States. Fast growing companies can be found across an array of industries in today's "new America." The choice of industry sectors would reflect such factors as the overall revenue growth of the component companies and the sector's contribution to GDP from year to year.

Fund Fees and Expenses

=============================================================================================
                                              Investment                           Total
                                              Management     12b-1     Other       Annual
                   Funds                          Fee        Fees     Expenses    Expenses
---------------------------------------------------------------------------------------------
Prudential Series Fund,  Inc.
(Class I Shares)
  Diversified Bond Portfolio                     0.40%       0.00%     0.04%       0.44%
  Equity Portfolio                               0.45%       0.00%     0.04%       0.49%
  Flexible Managed Portfolio                     0.60%       0.00%     0.04%       0.64%
  Global Portfolio                               0.75%       0.00%     0.09%       0.84%
  Jennison Portfolio                             0.60%       0.00%     0.04%       0.64%
  Money Market Portfolio                         0.40%       0.00%     0.03%       0.43%
  Prudential Value Portfolio                     0.40%       0.00%     0.04%       0.44%
  Stock Index Portfolio                          0.35%       0.00%     0.04%       0.39%
---------------------------------------------------------------------------------------------

Franklin Templeton Variable
Insurance Products Trust
(Class 2 Shares)
  Templeton Foreign Securities Fund (1) (2)      0.69%       0.25%     0.22%       1.16%
---------------------------------------------------------------------------------------------

Janus Aspen Series
(Institutional Shares)
  Growth Portfolio                               0.65%       0.00%     0.01%       0.66%
  International Growth Portfolio                 0.65%       0.00%     0.06%       0.71%
---------------------------------------------------------------------------------------------

Lazard Retirement Series, Inc.
  Small Cap Portfolio (3)                        0.75%       0.25%     0.67%       1.67%
---------------------------------------------------------------------------------------------

MFS Variable Insurance Trust
(Initial Class Shares)
  MFS Research Series (4)                        0.75%       0.00%     0.15%       0.90%
---------------------------------------------------------------------------------------------

Scudder Variable Series II
(formerly Kemper Variable Series)
  Scudder High-Yield Portfolio                   0.60%       0.00%     0.10%       0.70%
---------------------------------------------------------------------------------------------

T. Rowe Price Variable Funds
  Equity Income Portfolio (5)                    0.85%       0.00%     0.00%       0.85%
  New America Growth Portfolio (5)               0.85%       0.00%     0.00%       0.85%
=============================================================================================

(1) The Fund's Class 2 distribution plan or "rule 12b-1plan" is described in the Fund's prospectus.

(2) The manager had agreed in advance to make an estimated reduction of 0.01% of its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. Without the management fee reduction, the Fund's total annual expenses would have been 1.16%.

(3) Effective January 1, 2002, the Investment Adviser agreed to waive its fees and/or reimburse the portfolios through December 31, 2002 to the extent that the Portfolio's average daily net assets exceed 1.25%.

(4) The series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the expenses of the series.

(5) Management fees include the ordinary, recurring operating expenses of the Portfolio.

Fund Advisers

Prudential Investments LLC ("PI"), an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), serves as the overall investment adviser for The Prudential Series Fund, Inc. (the "Series Fund"). PI will furnish investment advisory services in connection with the management of the Series Fund portfolios under a "manager-of-managers" approach. Under this structure, PI is authorized to select (with approval of the Series Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each portfolio. PI's business address is 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, NJ 07102. Prudential Investment Management, Inc. ("PIM"), also an indirect wholly-owned subsidiary of Prudential Financial, serves as the sole subadviser for the Diversified Bond, Flexible Managed, Money Market, and the Stock Index Portfolios. PIM's business address is 100 Mulberry Street, Gateway Center Two, Newark, NJ 07102.

Jennison Associates LLC ("Jennison"), also an indirect wholly-owned subsidiary of Prudential Financial, serves as the sole subadviser to the Global and Jennison Portfolios. Jennison also serves as the subadviser to a portion of the assets Equity and Prudential Value Portfolios. Jennison's business address is 466 Lexington Avenue, New York, NY 10017.

GE Asset Management, Incorporated ("GEAM") serves as the subadviser for a portion of the assets of the Equity Portfolio. GEAM is a wholly-owned subsidiary of General Electric Corporation. GEAM's business address is 777 Long Ridge Road, Building B, Stamford, CT 06927.

Salomon Brothers Asset Management, Inc. ("Salomon") serves as the subadviser to a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances Salomon will manage approximately 25% of the Portfolio. Salomon's business address is 338 Greenwich Street, New York, NY 10013.

Victory Capital Management, Inc. ("Victory") serves as the subadviser to a portion of the assets of the Prudential Value Portfolio. Victory's business address is 127 Public Square, Cleveland, OH 44114.

Templeton Investment Counsel, LLC ("TIC") serves as the investment manager for the Templeton Foreign Securities Fund (formerly Templeton International Securities Fund). TIC has offices at Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394. The investment manager for Templeton Developing Markets Securities Fund is Templeton Asset Management Ltd. ("TAML"). TAML has offices at 2 Exchange Square, Hong Kong.

Janus Capital Management Inc. ("Janus Capital") serves as the investment adviser and principal underwriter to each of the above-mentioned Janus portfolios. Janus Capital's principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928.

Lazard Asset Management ("Lazard"), a division of Lazard Freres & Co., a New York limited liability company, serves as the investment manager and principal underwriter to the above-mentioned Lazard portfolio. Lazard's principal business address is 30 Rockefeller Plaza, New York, New York 10112.

Massachusetts Financial Services Company ("MFS"). serves as the investment adviser for the above mentioned MFS series. MFS' principal business address is 500 Boylston Street, Boston, Massachusetts 02116.

Deutsche Investment Management Americas, Inc. ("Deutsche") serves as the asset manager for the above mentioned Scudder portfolios. Deutsche's principal business address is Two International Place, Boston, Massachusetts 02110-4103

T. Rowe Price Associates, Inc. ("T. Rowe Price") is the investment manager for each above mentioned T. Rowe Price portfolio. T. Rowe Price is wholly owned by
T. Rowe Price Group, Inc., a publicly traded financial services holding company.
T. Rowe Price's principal business address is 100 East Pratt Street, Baltimore, Maryland 21202.

Your enrollment kit gives more information about the past performance of each investment option. This past performance is no guarantee of future results.

Certain funds have investment objectives and policies resembling those of mutual funds within the same complex that are sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any such fund will resemble that of its retail fund counterpart.

You will receive a prospectus for each available fund. That prospectus will describe the fund, its investment objective and strategies, its risks, and its management fees and other expenses. You should read the fund prospectuses together with the GVUL product prospectus and this supplement. As with all mutual funds, a fund may not meet its investment objective. Subject to applicable law, Prudential may stop offering one or more funds or may substitute a different mutual fund for any fund. Each fund has provided Prudential with information about its management fees and other expenses. Except for The Prudential Series Fund, Inc. Prudential has not verified that information independently.

You may also allocate money to the Fixed Account, which earns interest at a rate determined annually and guaranteed not to be less than 4%. For more information, see The Fixed Account section in the Prospectus.

STATEMENT OF ADDITIONAL INFORMATION
May 1, 2003

The Prudential Variable Contract Account GI-2
The Prudential Insurance Company of America

                          GROUP VARIABLE UNIVERSAL LIFE

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the current Group Variable Universal Life Prospectus for the Group Contracts offered by The Prudential Insurance Company of America ("Prudential Insurance"), for insurance programs that are sponsored by groups. You may obtain a copy of the Prospectus without charge by calling us at 1-800-562-9874.

This SAI as amended or supplemented from time to time, sets forth information which may be of interest to investors, but which is not necessarily included in the Group Variable Universal Life Prospectus dated May 1, 2003, as supplemented from time to time.

                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----

The Prudential Insurance Company of America ...............................
The Prudential Variable Contract Account GI-2 .............................
Principal Underwriter......................................................
Sale of The Contract and Sales Commissions ................................
State Regulation ..........................................................
ERISA Considerations ......................................................
Performance Data...........................................................
Ratings and Advertisement..................................................
Premiums ..................................................................
         Processing Premium Payments ......................................
         Information in Good Order ........................................
         Rules That Apply .................................................
Services Performed by Third Parties........................................
Experts....................................................................
Financial Statements.......................................................

This SAI includes the consolidated financial statements of Prudential Insurance, which should be considered only as bearing upon Prudential Insurance's ability to meet its obligations under the Group Variable Universal Life Contracts. Also included are the financial statements of The Prudential Variable Contract Account GI-2 (the "Separate Account").

                   The Prudential Insurance Company of America
                                751 Broad Street
                          Newark, New Jersey 07102-3777
                             Telephone: 800-562-9874

                                                 (Prudential Financial and logo)

The Prudential Insurance Company of America

The Prudential Insurance Company of America ("Prudential Insurance") is a New Jersey stock life insurance company founded in 1875 under the laws of the State of New Jersey and is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions. Prudential Insurance is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company. Prudential Financial exercises significant influence over the operations and capital structure of Prudential Insurance. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential Insurance may owe under the Contracts.

The Prudential Variable Contract Account GI-2

The Prudential Variable Contract Account GI-2 (the "Separate Account") was established on June 14, 1988 under New Jersey law as a separate investment account. The Separate Account meets the definition of a "separate account" under the federal securities laws. There are currently 136 Subaccounts within the Separate Account, each of which invests in a corresponding Fund from among the 136 variable investment options available under the Group Variable Universal Life contracts.

The obligations arising under the Group Contracts and the Certificates are general corporate obligations of Prudential Insurance. Prudential Insurance is also the legal owner of the assets in the Separate Account. Prudential Insurance will maintain assets in the Separate Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Separate Account. In addition to these assets, the Separate Account's assets may include funds contributed by Prudential Insurance to commence operation of the Separate Account and may include accumulations of the charges Prudential Insurance makes against the Separate Account. From time to time, these additional assets will be transferred to Prudential Insurance's general account. Before making any such transfer, Prudential Insurance will consider any possible adverse impact the transfer might have on the Separate Account. The assets held in the Separate Account are segregated from all of Prudential Insurance's other assets and may not be charged with liabilities which arise from any other business Prudential Insurance conducts.

The Separate Account is registered with the Securities and Exchange Commission ("SEC") under the federal securities laws as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes, the Separate Account is treated as a part or division of Prudential Insurance. Prudential Insurance reserves the right to take all actions in connection with the operation of the Separate Account that are permitted by applicable law (including those permitted upon regulatory approval).

Principal Underwriter

Prudential Investment Management Services LLC ("PIMS") acts as the principal underwriter of the Group Variable Universal Life Contracts and Certificates. PIMS is an indirect wholly-owned subsidiary of Prudential Financial.

PIMS, organized in 1996 under Delaware law, is registered as a broker-dealer under the federal securities laws. PIMS is also a member of the National Association of Securities Dealers, Inc. PIMS' principal business address is Three Gateway Center, 14th Floor, Newark, NJ 07102-4077. PIMS also acts as principal underwriter with respect to the securities of other Prudential Financial investment companies.

Sale Of The Contract And Sales Commissions

The Group Variable Universal Life Contracts and Certificates are sold by persons who are registered representatives of PIMS and who are also authorized by state insurance departments. The Group Variable Universal Life Contracts and Certificates may also be sold through other broker-dealers authorized by PIMS and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than the basis described below.

The maximum commission that Prudential Insurance will pay to the representative upon the purchase of the Contract is 15% of the premium payment received over the term of the premium rate guaranteed period. The amount Prudential Insurance will pay to the broker-dealer to cover both the individual representative's commission and other distribution expenses will not exceed 15% of the premium payment over the term of the premium rate guaranteed period. Prudential Insurance may require the representative to return all of the first year commission if the Group Variable Universal Life Contract is not continued through the first year. Sales representatives who meet certain productivity, profitability and persistency standards with regard to the sale of the Group Variable Universal Life Contract will be eligible for additional bonus compensation from Prudential Insurance. Generally, Prudential Insurance will pay PIMS a commission of no more than 15% of the premium payment. The commission and distribution percentages will depend on factors such as the size of the group involved and the amount of sales and administrative effort required in connection with the particular Group Variable Universal Life Contract. In total, they will not exceed 15% of the premium payment over the term of the premium rate guaranteed period. The amount paid to PIMS for its services as principal underwriter for the calendar years ended December 31, 2002, December 31, 2001
and December 31, 2000 were $         , $        , and $         , respectively.
During 2002, 2001 and 2000, PIMS retained $         , $         , and $ of those
commissions, respectively.

The distribution agreement between PIMS and Prudential will terminate automatically upon its assignment (as that term is defined in the federal securities laws). But, PIMS may transfer the agreement, without the prior written consent of Prudential, under the circumstances set forth in the federal securities laws. Either party may terminate the agreement at any time if the party gives 60 days' written notice to the other party.

Sales expenses in any year are not equal to the sales charge in that year. Prudential Insurance may not recover its total sales expenses for some or all Group Contracts over the periods the Certificates for such Group Contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Prudential Insurance's surplus, which may include amounts derived from the mortality and expense risk charge and the monthly cost of insurance charge.

State Regulation

Prudential Insurance is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. We reserve the right to change the Group Variable Universal Life Contract and Certificate to comply with applicable state insurance laws and interpretations thereof.

We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, we are required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all our variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

ERISA Considerations

If the Group Variable Universal Life Contract is treated as or acquired by an "employee benefit plan," as defined under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain legal requirements may apply.

Definition of an Employee Benefit Plan

An "employee benefit plan" includes two broad categories of arrangements that are established by certain entities (employers or unions) to cover employees-- "pension" plans or "welfare" plans.

A "pension plan" includes any program that provides retirement income to employees, or results in a deferral of income by employees for periods extending to the termination of covered employment or beyond. For these purposes, the term "pension plan" includes, but is not limited to, retirement plans that meet tax qualification requirements (for example, a "401(k) plan"), as well as other arrangements which, by their operation, are intended to provide retirement income or deferrals beyond termination of employment.

A "welfare plan" includes a program established or maintained for the purposes of providing to employees, among other things, medical, accident, disability, death, vacation, and unemployment benefits.

Group Contracts as Employee Benefit Plans

Regulations issued by the United States Department of Labor ("Labor") clarify when specific plans, programs or other arrangements will not be either pension or welfare plans (and thus not considered "employee benefit plans" for purposes of ERISA). Among other exceptions, "group" or "group-type insurance programs" offered by an insurer to employees of an employer will not be a "plan" where:

      o     no contributions are made by the employer for the coverage;

      o     participation in the program is completely voluntary for employees;

      o the "sole" function of the employer with respect to the program is, without endorsing the arrangement, to permit the insurer to publicize the program, to collect premiums through payroll deductions and to remit them to the insurer; and

      o the employer does not receive any consideration in connection with the program, other than reasonable compensation (excluding any profit) for administrative services actually provided in connection with payroll deductions.

Whether or not a particular group insurance arrangement satisfies these conditions is a question of fact depending on the particular circumstances. You should consult counsel and other advisors to determine whether, under the facts of the particular case, a particular Group Contract might be treated as an "employee benefit plan" (either a pension or a welfare plan) subject to the requirements of ERISA.

Investment of Plan Assets in a Group Contract

The decision to invest employee benefit plan assets in a Group Contract is subject to rules under ERISA and/or tax law. Any plan fiduciary, which proposes to cause a plan to acquire a Group Contract, should consult with its counsel with respect to the potential legal consequences of the plan's acquisition and ownership of such Contract.

Fiduciary/Prohibited Transaction Requirements Under ERISA

If applicable, ERISA and tax law impose certain restrictions on employee benefit plans and on persons who are (1) "parties in interest" (as defined under ERISA) or "disqualified persons" (as defined under tax law) and (2) "fiduciaries" with respect to such plans. These restrictions may, in particular, prohibit certain transactions in connection with a Group Contract, absent a statutory or administrative exemption. You should consult counsel and other advisors to determine the application of ERISA under these circumstances.

For example, administrative exemptions issued by Labor under ERISA permit transactions (including the sale of insurance contracts like the Group Variable Universal Life Contract) between insurance agents and employee benefit plans. To be able to rely upon such exemptions, certain information must be disclosed to the plan fiduciary approving such purchase on behalf of the plan. The information that must be disclosed includes:

      o     the relationship between the agent and the insurer;

      o a description of any charges, fees, discounts, penalties or adjustments that may be imposed in connection with the purchase, holding, exchange or termination of the Group Contract; and

      o     the commissions received by the agent.

Information about any applicable charges, fees, discounts, penalties or adjustments may be found in the Charges and Expenses section of the Group Variable Universal Life Prospectus.

Execution of a Group Contract by a Group Contractholder and an enrollment form by a Participant will be deemed an acknowledgment of receipt of this information and approval of transactions under the Group Contract.

Performance Data

Average Annual Total Returns for all active funds under the Group Variable Universal Life contracts are computed quarterly and distributed to Group Contractholders to be made available to participants. These returns depict the separate account's performance as if it had invested in the funds since each fund's inception date. The performance information represents past performance, and is no guarantee of future results. The amounts shown reflect the current daily charges for mortality and expense risk, which is equivalent to an effective annual charge of 0.45%. The rates of return reflect the reinvestment of all dividends and capital gains, and the deduction of investment management fees and expenses. The rates of return do not reflect product-related charges or administrative charges, such as charges for tax attributable to premiums or administrative expenses, processing fees, Cost of Insurance and additional benefits and transaction charges. If such charges were reflected, the performance quoted would be significantly lower. The Returns must be preceeded or accompanied by a Group Variable Universal Life prospectus. A Personalized Illustration of death benefits and cash surrender values will reflect the Cost of Insurance and other charges not reflected in the quarterly performance returns, and can be obtained by contacting the Prudential Insurance Group Variable Universal Life Customer Service Center.

Ratings And Advertisements

Independent financial rating services, including Moody's, Standard & Poors, Duff & Phelps and A.M. Best Company, rate Prudential Insurance. These ratings reflect our financial strength and claims-paying ability. They are not intended to rate the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. Furthermore, we may include in advertisements comparisons of currently taxable and tax-deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Premiums

Processing Premium Payments - Participants designate what portion of the Premium payments made on their behalf should be invested in the Subaccounts (as defined in the GVUL Prospectus). Prudential Insurance will invest subsequent Premium payments made for a Participant as of the end of the Business Day such amounts, together with Premium payment information in good order, are received.

Information in Good Order: Premium payment dollars received from the Group Contractholder via payroll deduction, must be accompanied by (or preceded by) information in a format specified by Prudential Insurance, that enables Prudential Insurance to confirm the allocation of the entire payment to the individual participant's accounts. When Prudential Insurance so confirms, the contribution is in "good order". Until good order is achieved, dollars received will be held (on your behalf) in an account that does not bear interest. Proper information must be received within 30 Business Days of the initial deposit date. If this information is not received within 30 days, the Premium payment will be returned. Premium payments received in good order will be applied same day. The cut-off time for same day processing is generally 4 PM Eastern Time, such earlier time that the New York Stock Exchange may close or such earlier time applicable to a particular Subaccount.

Initial Payment - Prudential Insurance will hold any premium payment that it receives prior to the Certificate Date in non-interest bearing account (on your behalf). Prudential Insurance will not pay interest on those amounts. If Prudential Insurance receives a premium payment before approving your enrollment under the Group Contract, Prudential Insurance will notify the Group Contractholder and request proper enrollment information. If the proper enrollment information is not received within 30 days, the payment will be returned.

Free Look - Prudential Insurance will invest any Net Premiums received during the first 20 days in the Fixed Account. Prudential Insurance will leave the Net Premiums in the Fixed Account for those first 20 days. After that, we will allocate the Net Premiums plus any interest earned to the investment options you selected. (Under some Group Contracts, Prudential Insurance would invest the Net Premiums in the Series Fund Money Market Portfolio instead of the Fixed Account).

Subsequent Payments - Subsequent premium payments received after the Free Look period will be credited the same day that information is received in "good order".

Enrollment / No Allocation - If Prudential Insurance has not received complete instructions on how you want Net Premium invested, the Net Premium will be invested in the Fixed Account until allocation information is received. (Again, under some Group Contracts, Prudential Insurance would use the Series Fund Money Market Portfolio, rather than the Fixed Account.)

Rules That Apply -

1. Initial Premium payments received before the certificate date and before the proper enrollment information is received will be held for 30 days or until the proper enrollment information is received. If the enrollment information is not received within the 30 day period, the money will be returned.

2. Initial Premium payments received prior to the certificate date, but after the certificate has been approved will be held in a non-interest bearing account until the certificate date, at which point it will be applied as stated above in the Participants account.

3. Subsequent Premium payments received without the appropriate information will be held in a non-interest bearing account for 7 days, at which point in time the money will be applied to the participants account or returned. This applies to funds and information received from the Group Contractholder that we do not have sufficient participant data necessary to apply the money to a participants account.

Services Performed By Third Parties

Prudential Insurance has the right to ask another party (referred to as a "third party") to perform or receive transactions in its place. The Group Contractholder has the same right. That means that, for a particular Group Contract, you may conduct transactions via a third party rather than directly with Prudential Insurance or the Group Contractholder.

In some cases, the third party might be another part of Prudential Insurance. (For example, when you make premium payments to Prudential Insurance, they could be received by Prudential Mutual Fund Services LLC, an indirect wholly-owned subsidiary of Prudential Financial). In other cases, the third party might be a third party administrator or even the group that sponsors the Group Contract.

Prudential Insurance may make payments to third party administrators or groups sponsoring the Group Contracts for their services related to administration and sponsorship of the Group Contracts.

Experts

The consolidated financial statements of Prudential Insurance and its subsidiaries as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002 and the financial statements of the Account as of December 31, 2002 and for each of the three years in the period then ended included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

Actuarial matters included in this prospectus have been examined by Catherine A. Smith, FSA, MAAA, Director and Actuary of Prudential Group Insurance.

Financial Statements

The following financial statements describe the financial condition of The Prudential Insurance Company of America as well as the Prudential Variable Contract Account GI-2 (the "Separate Account"). The Prudential Variable Contract Account GI-2 includes subaccounts that support the Group Variable Universal Life insurance contracts. The financial statements of the Separate Account should be distinguished from the consolidated financial statements of Prudential Insurance, which should be considered only as bearing upon the ability of Prudential Insurance to meet its obligations under the Contracts.

[TO BE FILED BY POST EFFECTIVE AMENDMENT]

                                     PART C:

                                OTHER INFORMATION

Item 27. EXHIBITS

Exhibit (a)       Resolutions of the Board of Directors of The Prudential
                  Insurance Company of America.
                  i.    Resolution establishing The Prudential Variable Contract
                        Account GI-2. (Note 2)
                  ii.   Amendment to the Resolution proposing investment in
                        unaffiliated mutual funds for the Prudential Variable Contract Account GI-2. (Note 3)

Exhibit (b)       Custodian Agreements.         Not Applicable.

Exhibit (c)       Underwriting Contracts.
                  i.    Distribution Agreement between Prudential Investment
                        Management Services LLC and The Prudential Insurance Company of America. (Note 4)
                  ii.   Proposed form of Agreement between Prudential Investment
                        Management Services LLC and independent brokers with respect to the Sale of the Group Contracts and Certificates. (Note 3)
                  iii.  Schedule of Commissions. (Note 3)

Exhibit (d)       Contracts.
                  i.    Group Contract (Note 4)
                  ii.   Individual Certificate. (Note 4)

Exhibit (e)       Applications.
                  i.    Application Form for Group Contract. (Note 2)
                  ii.   Enrollment Form for Certificate. (Note 3)
                  iii.  Form of Investment Division Allocation Supplement. Note
                        3)

Exhibit (f)       Depositor's Certificate of Incorporation and By-Laws.
                  i.    Charter of The Prudential Insurance Company of America,
                        as amended February 27, 2002 (Note 1)
                  ii.   By-laws of The Prudential Insurance Company of America,
                        as amended September 10, 2002 (Note 1)

Exhibit (g)       Re-Insurance Contracts. Not Applicable

Exhibit (h)       Participation Agreements.
                  i.    Representative Fund Participation Agreements. (Note 5)

Exhibit (i)       Administrative Contracts.  Not Applicable

Exhibit (j)       Other Material Contracts.  Not Applicable

Exhibit (k)       Legal Opinion.
                  i.    Opinion and Consent of Clifford E. Kirsch, Esq. as to
                        the legality of the securities being registered. (Note
                        1)

Exhibit (l)       Actuarial Opinion.  Not Applicable

Exhibit (m)       Calculation.  Not Applicable.

Exhibit (n)       Other Opinions.  Not Applicable

Exhibit (o)       Omitted Financial Statements.  Not Applicable.

Exhibit (p)       Initial Capital Agreements.   Not Applicable

Exhibit (q)       Redeemability Exemption.
                  i.    Memorandum describing Prudential's issuance, transfer,
                        and redemption procedures for the Certificates pursuant to Rule 6e-3(T)(b)(12)(iii). (Note 6)

Exhibit (r)       Powers of Attorney.  (Note 7)

(Note 1)          Filed herewith.

(Note 2) Incorporated by reference to Registrant's Form S-6, filed February 16, 1996.

(Note 3) Incorporated by reference to Pre-Effective Amendment No. 2 to this Registration Statement, filed January 27, 1997.

(Note 4) Incorporated by reference to Pre-Effective Amendment No. 3 to this Registration Statement, filed April 29, 1997.

(Note 5) Incorporated by reference to Post-Effective Amendment No. 1 to this Registration Statement, filed May 14, 1997.

(Note 6) Incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement, filed August 22, 1996.

(Note 7) Incorporated by reference to Post-Effective Amendment No. 14 to Form S-1, Registration No. 33-20083, filed April 10, 2001, on behalf of The Prudential Variable Contract Real Property Account.

Item 28. Directors and Officers of the Depositor.

                                    DIRECTORS

ARTHUR F. RYAN--Chairman of the Board, Chief Executive Officer and President, 751 Broad Street, Newark, NJ 07102-3777.

FRANKLIN E. AGNEW--Director, Member, Committee on Finance & Dividends; Member, Investment Committee, 600 Grant Street, Suite 660, Pittsburgh, PA 15219.

FREDERIC K. BECKER--Director, Chairman, Audit Committee; Member, Corporate Governance Committee; Member, Executive Committee, 90 Woodbridge Center Drive, Woodbridge, NJ 07095.

GILBERT F. CASELLAS--Director, Member, Committee on Business Ethics; Member, Committee on Finance & Dividends; Member, Investment Committee, 1025 Connecticut Avenue, N.W., Suite 1012, Washington, D.C. 20036.

JAMES G. CULLEN--Director, Member, Compensation Committee; Member, Audit Committee, 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

ALLAN D. GILMOUR--Director, Member, Investment Committee; Member, Committee on Finance & Dividends, One American Road, Dearborn, MI 48126-2798.

WILLIAM H. GRAY III--Director, Chairman, Corporate Governance Committee; Member, Executive Committee; Member, Committee on Business Ethics, 8260 Willow Oaks Corp. Drive, Fairfax,VA 22031-4511.

JON F. HANSON--Director, Member, Investment Committee; Member, Committee on Finance & Dividends, 15 Maple Ave., Morristown, NJ 07960.

GLEN H. HINER--Director, Member, Committee on Business Ethics; Member, Compensation Committee, P.O. Box 2807, Villa Carmel, Suite 5A, Mission and Fourth, Carmel, CA 93921.

CONSTANCE J. HORNER--Director, Member, Compensation Committee; Member, Corporate Governance Committee, 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

BURTON G. MALKIEL--Director, Chairman, Investment Committee; Chairman, Committee on Finance & Dividends; Member, Executive Committee, Princeton University, Department of Economics, 110 Fisher Hall, Prospect Avenue, Princeton, NJ 08544-1021.

IDA F.S. SCHMERTZ--Director, Member, Audit Committee, 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

RICHARD M. THOMSON--Director, Chairman, Executive Committee; Chairman, Compensation Committee, 11th Floor TD Tower, Toronto Dominion Centre, Toronto, ON, M5K 1A2, Canada.

JAMES A. UNRUH--Director, Member, Corporate Governance Committee; Member, Audit Committee, 7600 Double Tree Ranch Road, Suite 240, Scottsdale, AZ 95258.

STANLEY C. VAN NESS--Director, Chairman, Committee on Business Ethics; Member, Executive Committee; Member, Audit Committee, 22 Chambers Street, Princeton, NJ 08542.

                               PRINCIPAL OFFICERS

VIVIAN L. BANTA--Executive Vice President, 213 Washington Street, Newark, New Jersey 07102.

ROBERT CHARLES GOLDEN--Executive Vice President,

SHAUN M. BYRNES--Executive Vice President, 100 Mulberry Street, Newark, New Jersey 07102.

RICHARD J. CARBONE--Senior Vice President and Chief Financial Officer, 751 Broad Street, Newark, New Jersey 07102.

MARK B. GRIER--Executive Vice President, 751 Broad Street, Newark, New Jersey 07102.

ANTHONY S. PISZEL--Senior Vice President and Controller, 213 Washington Street, Newark, New Jersey 07102.

C. EDWARD CHAPLIN --Senior Vice President and Treasurer, 751 Broad Street, Newark, New Jersey 07102.

KATHLEEN M. GIBSON--Vice President and Secretary, 751 Broad Street, Newark, New Jersey 07102.

Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant.

Registrant is a separate account of The Prudential Insurance Company of America, a stock life insurance company organized under the laws of the State of New Jersey. The subsidiaries of Prudential Financial, Inc. are listed under Item 26 of Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement for Pruco Life Flexible Premium Variable Annuity Account, Registration No. 333-75702, filed April 5, 2002, the text of which is hereby incorporated.

In addition to the subsidiaries shown on the Organization Chart, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential also holds directly and in three of its separate accounts, shares of The Prudential Series Fund, Inc., a Maryland corporation. The balance of the shares of The Prudential Series Fund, Inc. are held in separate accounts of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, wholly-owned subsidiaries of Prudential. All of the separate accounts referred to above are unit investment trusts registered under the Investment Company Act of 1940. Prudential's Gibraltar Fund, Inc. and The Prudential Series Fund, Inc. are registered as open-end, diversified management investment companies under the Investment Company Act of 1940. The shares of these investment companies are voted in accordance with the instructions of persons having interests in the unit investment trusts, and Prudential, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey vote the shares they hold directly in the same manner that they vote the shares that they hold in their separate accounts.

Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11, separate accounts of Prudential registered as open-end, diversified management investment companies under the Investment Company Act of 1940.

Prudential is a stock insurance company. Its financial statements have been prepared in conformity with generally accepted accounting principles, which include statutory accounting practices prescribed or permitted by state regulatory authorities for insurance companies.

Item 30. Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability which may be incurred in such capacity, subject to the terms, conditions and exclusions of the insurance policies.

New Jersey, being the state of organization of Prudential Insurance Company of America ("Prudential"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential's By-law
Article VII, Section 1, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit (a)(3B) of Post-Effective Amendment No. 15 to Form S-1, Registration No. 33-20083-01, filed April 25, 2002, on behalf of the Prudential Variable Contract Real Property Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriter

(a) Prudential Investment Management Services LLC (PIMS)

Prudential Investment Management Services, LLC ("PIMS"), an indirect wholly-owned subsidiary of Prudential Financial, Inc., is distributor for Cash Accumulation Trust COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Jennison Equity Opportunity Fund, Jennison Growth Fund, Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Active Balanced Fund, Prudential California Municipal Fund, Prudential Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential Gibraltar Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential MoneyMart Assets Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Short-Term Corporate Bond Fund, Inc., Prudential Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential Tax-Managed Small-Cap Fund, Inc., Prudential Total Return Bond Fund, Inc., Prudential 20/20 Focus Fund, Prudential U.S. Emerging Growth Fund, Inc., Prudential Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Target Portfolio Trust, The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11.

PIMS is also distributor of the following unit investment trust Separate Accounts; The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract Account GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.

(b) The following table sets forth certain information regarding the officers and directors of PIMS:

          NAME AND PRINCIPAL                 POSITIONS AND OFFICES
          BUSINESS ADDRESS                   WITH UNDERWRITER
          ----------------                   ----------------
          Robert F. Gunia                    President

          John T. Doscher                    Senior Vice President  and
                                             Chief Compliance Officer

          Stephen Pelletier                  Executive Vice President

          Scott G. Sleyster                  Executive Vice President

          John R. Strangfeld                 Executive Vice President

          William V. Healey                  Senior Vice President, Secretary
                                             and Chief Legal Officer

          Margaret M. Deverell               Senior Vice President, Comptroller
                                             and Chief Financial Officer

          Peter J. Boland                    Vice President and Deputy
                                             Chief Operating Officer

          C. Edward Chaplin                  Executive Vice President and
                                             Treasurer

      ------------------

      The principal business address for the directors and officers is 751 Broad Street, Newark, NJ 07102.

      (c)

----------------------------------------------------------------------------------------------------------------------------
Name of Principal Underwriter   Net Underwriting      Compensation on            Brokerage             Other
                                Discounts and         Redemption                 Commission            Compensation
                                Commissions
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Prudential Investment           To be disclosed by
Management Services, LLC        post effective
                                amendment
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

Item 32. Location of Accounts and Records

Both the Depositor, The Prudential Insurance Company of America, and the Principal Underwriter, Prudential Investment Management Services, LLC ("PIMS"), are located at Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder.

Item 33. Management Services

Not Applicable.

Item 34. Representation of Reasonableness of Fees

The Prudential Insurance Company of America ("Prudential Insurance") represents that the fees and charges deducted under the Group Variable Universal Life Insurance contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential Insurance.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, The Prudential Variable Contract Account GI-2, has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the City of Newark and the State of New Jersey, on this 10th day of February, 2003.

(Seal)                            THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2
                                                  (Registrant)
                                 By: THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                                   (Depositor)


Attest:           /s/ Kellee Battle
                  ----------------------------------
                  Kellee Battle


By:               /s/ Timothy J. Eaton
                  ----------------------------------
                  Timothy Eaton
                  Vice President

      As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

                               SIGNATURE AND TITLE

/s/  *
------------------------------------
Arthur F. Ryan
Chairman of the Board, President and
Chief Executive Officer

/s/  *
------------------------------------
Anthony S. Piszel
Senior Vice President and Controller
(Chief Accounting Officer)

/s/  *                                    *By: /s/Clifford E. Kirsch
------------------------------------      -------------------------------
Richard J. Carbone                        Clifford E. Kirsch
Senior Vice President and                 (Attorney-in-Fact)
Principal Financial Officer

/s/  *
------------------------------------
Franklin E. Agnew
Director

/s/  *
------------------------------------
Frederick K. Becker
Director

                               SIGNATURE AND TITLE

/s/  *
------------------------------------
Gilbert F. Casellas
Director

/s/  *
------------------------------------
James G. Cullen
Director

/s/  *
------------------------------------
Carolyne K. Davis
Director

/s/  *
------------------------------------
Allan D. Gilmour
Director

/s/  *                                    *By:  /s/Clifford E. Kirsch
------------------------------------      -----------------------------
William H. Gray, III                      Clifford E. Kirsch
Director                                  (Attorney-in-Fact)

/s/  *
------------------------------------
Jon F. Hanson
Director

/s/  *
------------------------------------
Glen H. Hiner
Director

/s/  *
------------------------------------
Constance J. Horner
Director

/s/  *
------------------------------------
Gaynor N. Kelley
Director

/s/  *
------------------------------------
Burton G. Malkiel
Director

                                       SIGNATURE AND TITLE

/s/  *
------------------------------------
Ida F. S. Schmertz
Director

/s/  *
------------------------------------
Charles R. Sitter
Director

/s/  *
------------------------------------
Donald L. Staheli
Director

/s/  *
------------------------------------
Richard M. Thomson
Director

/s/*                                      *By:  /s/Clifford E. Kirsch
------------------------------------      -------------------------------
James A. Unruh                            Clifford E. Kirsch
Director                                  (Attorney-in-Fact)

/s/  *
------------------------------------
P. Roy Vagelos, M.D.
Director

/s/  *
------------------------------------
Stanley C. Van Ness
Director

/s/  *
------------------------------------
Paul A. Volcker
Director

                                  EXHIBIT INDEX

f(i)  Amended and restated Charter of The Prudential Insurance Company of
      America

f(ii) By-Laws of The Prudential Insurance Company of America, as amended
      September 10, 2002

k(i) Opinion and Consent of Clifford E. Kirsch, Esq. as to the legality of the securities being registered